DREYFUS PREMIER HIGH INCOME FUND

c/o The Dreyfus Corporation

200 Park Avenue

New York, New York 10166

Dear Shareholder:

As a shareholder of Dreyfus Premier High Income Fund (the “Fund”), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Premier Limited Term High Yield Fund (the “Acquiring Fund”), in exchange for Class A, Class B, Class C and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities. The Dreyfus Corporation (“Dreyfus”) is the investment adviser to the Acquiring Fund and the Fund. The Fund is a series of Dreyfus Bond Funds, Inc. (the “Company”).

Management of Dreyfus has reviewed the funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and management policies and that would otherwise benefit fund shareholders. As a result of the review, management recommended to the Company’s Board that the Fund be consolidated with the Acquiring Fund. If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund. Management believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a substantially larger combined fund that has a similar investment objective and substantially similar investment management policies as the Fund. The Acquiring Fund, like the Fund, normally invests primarily in high yield bonds (commonly referred to as “junk bonds”). The Acquiring Fund has a better performance record and a lower net expense ratio than the Fund. Management also believes that the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

After careful review, the Company’s Board of Directors has unanimously approved the proposed reorganization. The Board of Directors believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a substantially larger combined fund that has a better performance record and a lower net expense ratio than the Fund. The Company’s Board of Directors recommends that you read the enclosed materials carefully and then vote FOR the proposal.

Your vote is extremely important, no matter how large or small your Fund holdings. By voting now, you can help avoid additional costs to the Fund that are incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.
•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.
•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.
•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-554-4611.

Sincerely,

J. David Officer President Dreyfus Bond Funds, Inc.

August 8, 2008

TRANSFER OF THE ASSETS OF

DREYFUS PREMIER HIGH INCOME FUND

TO AND IN EXCHANGE FOR SHARES OF

DREYFUS PREMIER LIMITED TERM HIGH YIELD FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS PREMIER HIGH INCOME FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Premier Limited Term High Yield Fund (the “Acquiring Fund”), an open-end investment company managed by The Dreyfus Corporation (“Dreyfus”), on or about January 8, 2009 (the “Closing Date”), and will no longer be a shareholder of Dreyfus Premier High Income Fund (the “Fund”). You will receive Class A, Class B, Class C or Class I shares of the Acquiring Fund corresponding to your Class A, Class B, Class C or Class I shares of the Fund with a value equal to the value of your investment in the Fund as of the Closing Date. The Fund will then cease operations and will be terminated as a series of Dreyfus Bond Funds, Inc. (the “Company”).

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Company’s Board believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a substantially larger combined fund that also is managed by Dreyfus. By combining the Fund with the Acquiring Fund, which has more assets than the Fund, Fund shareholders should benefit from more efficient portfolio management. In addition, the Acquiring Fund has a better performance record and a lower net expense ratio than the Fund. The reorganization also will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities. Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Acquiring Fund and the Fund have similar investment objectives and substantially similar investment management policies. The Fund seeks to maximize total return consistent with capital preservation and prudent risk management. The Acquiring Fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue its goal, each fund normally invests at least 80% of its respective assets in high yield bonds (commonly known as “junk bonds”). High yield bonds are fixed-income securities that, at the time of purchase, are rated below investment grade (BB or Ba and below) or are the unrated equivalent as determined, in the case of the Acquiring Fund, by Dreyfus or, in the case of the Fund, by Shenkman Capital Management, Inc. (“Shenkman Capital”), the Fund’s sub-investment adviser. Because the issuers of high yield bonds may be highly leveraged, at an early stage of development or unable to repay past debts, these bonds typically must offer higher yields than investment grade bonds to compensate investors for greater credit risk. Each fund may invest in various types of fixed-income securities, such as corporate debt securities, mortgage-related securities, asset-backed securities, zero coupon securities, convertible securities, preferred stock, municipal obligations and other debt instruments of U.S. and foreign issuers. Each fund may invest in securities that are rated in the lowest rating categories or are the unrated equivalent. Each fund also may invest up to 20% of its assets in fixed-income securities that are rated investment grade or are the unrated equivalent. The Acquiring Fund attempts to manage interest rate risk by generally maintaining an average effective portfolio maturity of 5.5 years or less, although the Acquiring Fund may invest in individual securities of any maturity. The Fund has no limitations with respect to its portfolio maturity. Dreyfus is the investment adviser to the Acquiring Fund and provides day-to-day management of the Acquiring Fund’s investments. Dreyfus also is the investment adviser to the Fund and has engaged Shenkman Capital to serve as the Fund’s sub-investment adviser and provide day-to-day management of the Fund’s investments. MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, distributes the shares of the Fund and the Acquiring Fund. For additional information regarding the Fund and the Acquiring Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder’s tax basis in Fund shares will carry over to the shareholder’s Acquiring Fund shares. As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund’s shareholders, or the Acquiring Fund as a result of the reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforward) prior to the reorganization, which distribution would be taxable to shareholders.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. You will continue to enjoy the same shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan. In addition, if you hold Class A shares, you also will have the ability to write redemption checks against your Acquiring Fund account through the Checkwriting Privilege.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER FUND EXPENSES?

No. Under its agreement with Dreyfus, the Acquiring Fund has agreed to pay Dreyfus a “unitary” management fee at the annual rate of 0.70% of the value of the Acquiring Fund’s average daily net assets for the provision of investment advisory, administrative, fund accounting and certain other services. Under the unitary fee structure, Dreyfus pays all of the Acquiring Fund’s expenses, except for the Acquiring Fund’s management fee, Rule 12b-1 plan fees, taxes, interest, brokerage commissions, fees and expenses of the non-interested Trustees (including counsel expenses), and extraordinary expenses. Under its agreement with Dreyfus, the Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.75% of the value of the Fund’s average daily net assets. The Fund pays other service providers and bears other Fund expenses directly, which, in the case of the Acquiring Fund, generally are paid by Dreyfus under the unitary fee structure. Each class of shares of the Acquiring Fund had a lower net expense ratio than the corresponding class of shares of the Fund as of the Fund’s and the Acquiring Fund’s most recent fiscal year end, after any current fee waiver and/or expense reimbursement arrangements.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CONTINGENT DEFERRED SALES CHARGE (“CDSC”) AT THE TIME OF THE REORGANIZATION?

No. No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization. Any subsequent investment in the Acquiring Fund will be subject to any applicable sales charges and any redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund received in the reorganization will be subject to the same CDSC as redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Fund (calculated from the date of original purchase of Fund shares).

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Because of the anticipated benefits to shareholders of the Fund as a result of the reorganization, expenses relating to the proposed reorganization will be borne by the Fund.

HOW DOES THE COMPANY’S BOARD OF DIRECTORS RECOMMEND I VOTE?

After considering, among other factors, the terms and conditions of the reorganization, the investment management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, the net expense ratios of the Fund and the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Company’s Board of Directors believes that reorganizing the Fund into the Acquiring Fund is in the best interests of the Fund and its shareholders. In reaching this conclusion, the Company’s Board of Directors determined that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has a similar investment objective, substantially similar investment policies and a better performance record than the Fund, offers potential benefits to Fund shareholders. These potential benefits include permitting Fund shareholders to pursue the same investment goals in a substantially larger combined fund that has a better performance record and a lower net expense ratio than the Fund. By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management. Therefore, the Company’s Board of Directors recommends that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. These voting methods will save the Fund money because the Fund would not have to pay for return-mail postage. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS PREMIER HIGH INCOME FUND

__________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

___________________________

To the Shareholders:

A Special Meeting of Shareholders of Dreyfus Premier High Income Fund (the “Fund”), a series of Dreyfus Bond Funds, Inc. (the “Company”), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, on Wednesday, October 15, 2008, at 10:00 a.m., for the following purposes:

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Premier Limited Term High Yield Fund (the “Acquiring Fund”), in exchange for Class A, Class B, Class C and Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund’s net assets and the assumption by the Acquiring Fund of the Fund’s stated liabilities (the “Reorganization”). Class A, Class B, Class C and Class I shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its Class A, Class B, Class C and Class I shareholders, respectively, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

Shareholders of record at the close of business on August 5, 2008 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors
Michael A. Rosenberg Secretary

New York, New York

August 8, 2008

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT SHAREHOLDERS’ EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS PREMIER HIGH INCOME FUND

(A Series of Dreyfus Bond Funds, Inc.)

To and in Exchange for Class A, Class B, Class C and Class I Shares of

DREYFUS PREMIER LIMITED TERM HIGH YIELD FUND

(A Series of The Dreyfus/Laurel Funds Trust)

_______________________________________

PROSPECTUS/PROXY STATEMENT

AUGUST 4, 2008

_______________________________________

Special Meeting of Shareholders

To Be Held on Wednesday, October 15, 2008

This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of Dreyfus Bond Funds, Inc. (the “Company”), on behalf of Dreyfus Premier High Income Fund (the “Fund”), to be used at the Special Meeting of Shareholders (the “Meeting”) of the Fund to be held on Wednesday, October 15, 2008, at 10:00 a.m., at the offices of The Dreyfus Corporation (“Dreyfus”), 200 Park Avenue, 8th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on August 5, 2008 are entitled to receive notice of and to vote at the Meeting.

It is proposed that the Fund transfer all of its assets to Dreyfus Premier Limited Term High Yield Fund (the “Acquiring Fund”), in exchange for Class A, Class B, Class C and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the “Reorganization”). Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund’s shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A, Class B, Class C or Class I shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder’s Class A, Class B, Class C or Class I Fund shares, respectively, as of the date of the Reorganization.

This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

A Statement of Additional Information (“SAI”) dated August 4, 2008, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the “Commission”) and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

_____________________________________________________________________________________

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

_____________________________________________________________________________________

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund’s shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

_____________________________________________________________________________________

The Fund and the Acquiring Fund are open-end management investment companies advised by Dreyfus. The funds have similar investment objectives and substantially similar investment management policies. The Fund and the Acquiring Fund each normally invests primarily in high yield bonds (commonly referred to as “junk bonds”). However, the investment practices and limitations of each fund (and the related risks) are not identical. The Acquiring Fund is a series of The Dreyfus/Laurel Funds Trust (the “Trust”). A comparison of the Fund and the Acquiring Fund is set forth in this Prospectus/Proxy Statement.

The Acquiring Fund’s Prospectus dated May 1, 2008 and Annual Report for its fiscal year ended December 31, 2007 (including its audited financial statements for the fiscal year) accompany this Prospectus/Proxy Statement. The Acquiring Fund’s Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund’s most-recent Prospectus, its Annual Report for the fiscal year ended August 31, 2007 or Semi-Annual Report for the six-month period ended February 29, 2008, please call your financial adviser, or call 1-800-554-4611, visit www.dreyfus.com, or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Class A, Class B, Class C and Class I shareholders will vote together on the proposal. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

As of June 30, 2008, the following numbers of Fund shares were issued and outstanding:

Class A Shares Outstanding	Class B Shares Outstanding	Class C Shares Outstanding	Class I Shares Outstanding
6,742,621	2,950,342	4,261,932	1,266,530

Proxy materials will be mailed to shareholders of record on or about August 19, 2008.

TABLE OF CONTENTS

Summary	4
Reasons for the Reorganization	18
Information about the Reorganization	18
Additional Information about the Acquiring Fund and the Fund	20
Voting Information	21
Financial Statements and Experts	27
Other Matters	27
Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees	27
Exhibit A: Agreement and Plan of Reorganization	A-1
Exhibit B: Description of the Trust’s Board Members	B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

PROVIDING FOR THE TRANSFER OF ALL OF THE FUND’S ASSETS

TO THE ACQUIRING FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund’s Prospectus, the Fund’s Prospectus and the Agreement and Plan of Reorganization (the “Plan”) attached to this Prospectus/Proxy Statement as Exhibit A.

Proposed Transaction. The Company’s Board, all of whose members are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or the Acquiring Fund, has unanimously approved the Plan for the Fund. The Plan provides that, subject to the requisite approval of the Fund’s shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Class A, Class B, Class C and Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund’s net assets, and the Acquiring Fund will assume the Fund’s stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Class A, Class B, Class C and Class I shareholder of the Fund will receive a pro rata distribution of the Acquiring Fund’s Class A, Class B, Class C and Class I shares (or fractions thereof), respectively, having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Fund shares as of the date of the Reorganization. Thereafter, the Fund will cease operations and will be terminated as a series of the Company.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization. No sales charge, redemption fee or contingent deferred sales charge (“CDSC”) will be imposed at the time of the Reorganization. Any subsequent investment in the Acquiring Fund after the Reorganization will be subject to any applicable sales charges, and any redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund received in the Reorganization will be subject to the same CDSC as the redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Fund and would be calculated from the date of original purchase of Fund shares.

The Company’s Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund’s existing shareholders will not be diluted as a result of the transactions contemplated thereby. See “Reasons for the Reorganization.”

Tax Consequences. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund’s shareholders, or the Acquiring Fund as a result of the Reorganization. Certain tax attributes of the Fund will carry over to the Acquiring Fund. See “Information about the Reorganization—Federal Income Tax Consequences.”

Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund’s Prospectus and the Acquiring Fund’s Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

Goal/Approach. The Fund and the Acquiring Fund have similar investment objectives and substantially similar investment management policies. The Fund seeks to maximize total return consistent with capital preservation and prudent risk management. The Acquiring Fund seeks to maximize total return, consisting of capital appreciation and current income. Each fund’s investment objective is a fundamental policy that cannot be changed without shareholder approval.

To pursue its goal, the Fund normally invests at least 80% of its assets in high yield bonds (commonly known as “junk bonds”). The high yield securities in which the Fund invests may include:

•	corporate debt securities, including convertible securities, preferred stock and corporate commercial paper
•	structured notes, including hybrid or “indexed” securities, catastrophe bonds and loan participations
•	zero coupon securities
•	debt securities issued by states or local governments and their agencies, authorities and other instrumentalities

The Fund may invest substantially all of its assets in high yield securities. The Fund may invest the remainder (up to 20%) of its assets in bank certificates of deposit, fixed time deposits and bankers’ acceptances, and obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, contingent, deferred, payment-in-kind and auction rate features. The Fund may enter into repurchase agreements and reverse repurchase agreements. The Fund also may invest in private placements with or without registration rights, and may own warrants and common stock, typically acquired in “units” with high yield bonds. The Fund also may invest in investment grade bonds; typically, on an opportunistic basis.

To pursue its goal, the Acquiring Fund normally invests at least 80% of its assets in fixed-income securities that, at the time of purchase, are rated below investment grade (BB or Ba and below) or are the unrated equivalent as determined by Dreyfus. The Acquiring Fund, like the Fund, may invest in various types of fixed-income securities, such as corporate bonds and notes, mortgage-related securities, asset-backed securities, zero coupon securities, convertible securities, preferred stock and other debt instruments of U.S. and foreign issuers, and may invest substantially all of its assets in high yield securities.

Because the issuers of high yield securities may be highly leveraged, at an early stage of development or unable to repay past debts, these bonds typically must offer higher yields than investment grade bonds to compensate investors for greater credit risk.

The Acquiring Fund’s investments in asset-backed and mortgage-related securities are limited to 25% of the Acquiring Fund’s assets. The Fund’s investments in such securities are not limited. The Acquiring Fund also may invest up to 5% of its assets directly in the common stock of high yield bond issuers. This percentage is in addition to any other common stock acquired as part of warrants or “units,” so that the Acquiring Fund’s total common stock holdings could exceed 5% at a particular time. However, the Acquiring Fund currently intends to invest directly in common stocks (including those offered in initial public offerings (“IPOs”) or shortly thereafter) to gain sector exposure and when suitable high yield bonds are not available, and expects to sell the common stock promptly when suitable high yield bonds are subsequently acquired.

In choosing securities for the Fund, the Fund’s portfolio managers look for issuers that generally exhibit, or have the prospect for, positive credit momentum with the potential for credit rating upgrade. Using “bottom up”, fundamental analysis, the Fund’s portfolio managers seek to maximize portfolio return and minimize default risk on the Fund’s overall portfolio through broad diversification, direct communication with management and monitoring all issuers on a systematic basis. The Fund’s portfolio managers also avoid investing in securities of issuers with a high risk of default, and investing in industries with historically high default rates.

In choosing securities for the Acquiring Fund, the Acquiring Fund’s portfolio manager seeks to capture the higher yields offered by junk bonds, while managing credit risk and the volatility caused by interest rate movements. The Acquiring Fund’s investment process involves a “top-down” approach to security selection. The Acquiring Fund’s portfolio manager looks at a variety of factors when assessing a potential investment, including the state of the industry or sector, the company’s financial strength, and the company’s management. The Acquiring Fund’s portfolio manager also looks for companies that are underleveraged, have positive free cash flow and are self-financing.

Under normal market conditions, the Acquiring Fund attempts to manage interest rate risk by generally maintaining an average effective portfolio maturity of 5.5 years or less, although the Acquiring Fund may invest in individual securities of any maturity. The Fund has no limitations with respect to its portfolio maturity. As of April 30, 2008, the average effective maturity of the Fund’s portfolio and the Acquiring Fund’s portfolio was 6.59 years and 5.05 years, respectively. In calculating average effective portfolio maturity, the Acquiring Fund may treat a security that can be repurchased by its issuer on an earlier date (known as a “call date”) as maturing on the call date rather than on its stated maturity date.

The Fund and the Acquiring Fund may, but are not required to, use derivatives, such as futures, options, forward contracts and swap agreements as a substitute for taking a position in an underlying asset, to increase returns, to manage credit or interest rate risk or as part of a hedging strategy. The Acquiring Fund, however, currently uses futures and options only as part of a hedging strategy. Each fund may enter into swap agreements, such as credit default swaps, which can be used to transfer the credit risk of a security without actually transferring ownership of the security or to customize exposure to particular corporate credit. Each fund also may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations and other similarly structured securities. To enhance current income, each fund also may engage in a series of purchase and sale contracts or forward roll transactions in which the fund sells a mortgage-related security, for example, to a financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed-upon price. Each fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today. Each fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

Each fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund’s total assets.

Each fund is a “diversified” fund, which means that neither fund will, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

For more information on either the Fund’s or the Acquiring Fund’s investment management policies, see “Goal/Approach” in the relevant Prospectus and “Description of the Company and the Fund” in the Fund’s Statement of Additional Information and “Description of the Fund/Trust” in the Acquiring Fund’s Statement of Additional Information.

The Fund is a series of the Company, which is a corporation organized under the laws of the State of Maryland. The Acquiring Fund is a series of the Trust, which is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts. See “Certain Organizational Differences Between the Trust and the Company” below.

Main Risks. The principal risks associated with an investment in the Fund and the Acquiring Fund are substantially similar. These risks are discussed below. The value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•

Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the Fund’s or the Acquiring Fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general even during periods of declining interest rates.

•

Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, a fund’s share price. Unlike investment grade bonds, however, the prices of high yield (“junk”) bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The longer the effective maturity and duration of a fund’s portfolio, the more the fund’s share price is likely to react to interest rates.

•

Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, the funds might have to reinvest the proceeds in an investment offering a lower yield. During periods of market illiquidity or rising interest rates, prices of a fund’s “callable” issues are subject to increased price fluctuation.

•

Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security also may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services. Small company stocks in which the Acquiring Fund may invest carry additional risks because their operating histories tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies.

•

Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically even during periods of declining interest rates. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

•

Prepayment and extension risk. When interest rates fall, the principal on mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher-yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce a fund’s potential price gain in response to falling interest rates, reduce the fund’s yield, or cause the fund’s share price to fall. When interest rates rise, the effective duration of certain mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

•

Market sector risk. Each fund’s overall risk level will depend on the market sectors in which the fund is invested and current interest rates, liquidity and credit quality of such sectors. Each fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•

Foreign investment risk. The prices and yields of foreign bonds can be affected by political and economic instability or changes in currency exchange rates. The bonds of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by a fund and denominated in those currencies.

•

Derivatives risk. In addition to investing in mortgage-related and asset-backed securities, the Fund and the Acquiring Fund may use derivative instruments, such as options, futures and options on futures (including those relating to securities, foreign currencies, indexes, and interest rates), forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on a fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund or the Acquiring Fund will not correlate with the underlying instruments or such fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Credit default swaps and similar instruments involve greater risks than if the fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks.

Additionally, some derivatives the Acquiring Fund and the Fund may use may involve economic leverage, which could increase the volatility of these instruments, as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable. Each fund may be required to segregate permissible liquid assets to cover its obligations relating to its purchase of derivative instruments.

•

Short sale risk. The Fund and the Acquiring Fund may make short sales, which involves selling a security the fund does not own in anticipation that the security’s price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.

•

Leveraging risk. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts or forward currency contracts, and engaging in forward commitment transactions, may magnify the fund’s gains or losses.

The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the respective fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

The Fund and the Acquiring Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the respective fund’s after-tax performance. A fund’s forward roll transactions will increase its portfolio turnover rate.

Under adverse market conditions, the Fund and the Acquiring Fund each could invest some or all of its respective assets in U.S. Treasury securities and money market securities. Although the Fund or the Acquiring Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Fund or the Acquiring Fund invests defensively in these securities, the fund might not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

An investment in a fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

See “Main Risks” in the relevant Prospectus and “Description of the Company and the Fund” in the Fund’s Statement of Additional Information and “Description of the Fund/Trust” in the Acquiring Fund’s Statement of Additional Information for a more complete description of investment risks.

Sales Charges. The schedules of sales charges imposed at the time of purchase of Class A shares of the Fund and the Acquiring Fund are identical. The CDSCs imposed at the time of redemption on Class B and Class C shares for the Fund and the Acquiring Fund are identical. See in the relevant Prospectus “Shareholder Guide” for a discussion of sales charges and the CDSC. No sales charge or CDSC will be imposed at the time of the Reorganization. Shares of the Fund and the Acquiring Fund currently are not subject to any exchange or redemption fees.

Fees and Expenses. The fees and expenses set forth below for the Fund are as of its fiscal year ended August 31, 2007, and for the Acquiring Fund are as of its fiscal year ended December 31, 2007, as adjusted for the Fund to include estimated costs of the Reorganization totaling $100,000. The “Pro Forma After Reorganization” operating expenses information is based on the fees and expenses of each fund, as of the fiscal year end noted above, as adjusted showing the effect of the Reorganization had it occurred on such date (including estimated costs of the Reorganization totaling $100,000 that will be borne by the Fund). Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

The Fund and the Acquiring Fund each pay Dreyfus a management fee. The management fee structures of the Fund and the Acquiring Fund differ. Unlike the arrangements between most investment advisers and the funds they manage, the Acquiring Fund has agreed to pay Dreyfus a “unitary” management fee at the annual rate of 0.70% of the value of the Acquiring Fund’s average daily net assets. Under the unitary fee structure, Dreyfus pays all of the Acquiring Fund’s expenses, except for the Acquiring Fund’s management fee, Rule 12b-1 plan fees, taxes, brokerage commissions, interest expenses, fees and expenses of the Trust’s non-interested Trustees (including counsel fees) and extraordinary expenses. Although Dreyfus does not pay for the fees and expenses of the Trust’s non-interested Trustees (including counsel fees), Dreyfus is contractually required to reduce its fee by an amount equal to the Acquiring Fund’s allocable share of such fees and expenses. The Fund has agreed to pay Dreyfus a separate management fee at the annual rate of 0.75% of the value of the Fund’s average daily net assets. Unlike the Acquiring Fund, the Fund pays for other fund expenses directly. Dreyfus has contractually agreed, as to the Fund, until October 31, 2008, to waive 0.10% of management fee payable by the Fund. As of each fund’s most recent fiscal year end, each class of shares of the Acquiring Fund had a lower net expense ratio than the corresponding class of shares of the Fund based on expenses of the funds, as of each fund’s most recent fiscal year end, as adjusted for any current fee waiver and/or expense reimbursement arrangements.

	Fund Class A		Acquiring Fund Class A		Pro Forma After Reorganization Acquiring Fund Class A

Shareholder transaction fees
(fees paid from your account)

Maximum front-end sales charge
on purchases % of offering price	4.50%		4.50%		4.50%

Maximum contingent deferred sales charge (CDSC) % of purchase or sale price, whichever is less	none	[1]	none	[1]	none	[1]

Annual fund operating expenses
(expenses paid from fund assets)
% of average daily net assets

Management fees	0.75%		0.70%		0.70%
Rule 12b-1 fee	none		0.25%		0.25%
Shareholder services fee	0.25%		none		none
Other expenses	0.21%	[2]	0.01%	[4]	0.01%	[4]
Total	1.21%		0.96%		0.96%
Fee waiver and/or expense reimbursement	(0.10)%	[3]	(0.01)%	[5]	(0.01)%	[5]
Net operating expenses	1.11%		0.95%		0.95%

	Fund Class B		Acquiring Fund Class B		Pro Forma After Reorganization Acquiring Fund Class B

Shareholder transaction fees
(fees paid from your account)

Maximum front-end sales charge
on purchases % of offering price	none		none		none

Maximum contingent deferred sales charge (CDSC) % of purchase or sale price, whichever is less	4.00%		4.00%		4.00%

Annual fund operating expenses
(expenses paid from fund assets)
% of average daily net assets

Management fees	0.75%		0.70%		0.70%
Rule 12b-1 fee	0.50%		0.75%		0.75%
Shareholder services fee	0.25%		none		none
Other expenses	0.24%	[2]	0.01%	[4]	0.01%	[4]
Total	1.74%		1.46%		1.46%
Fee waiver and/or expense reimbursement	(0.10)%	[3]	(0.01)%	[5]	(0.01)%	[5]
Net operating expenses	1.64%		1.45%		1.45%

	Fund Class C		Acquiring Fund Class C		Pro Forma After Reorganization Acquiring Fund Class C

Shareholder transaction fees
(fees paid from your account)

Maximum front-end sales charge
on purchases % of offering price	none		none		none

Maximum contingent deferred sales charge (CDSC) % of purchase or sale price, whichever is less	1.00%		1.00%		1.00%

Annual fund operating expenses
(expenses paid from fund assets)
% of average daily net assets

Management fees	0.75%		0.70%		0.70%
Rule 12b-1 fee	0.75%		1.00%		1.00%
Shareholder services fee	0.25%		none		none
Other expenses	0.22%	[2]	0.01%	[4]	0.01%	[4]
Total	1.97%		1.71%		1.71%
Fee waiver and/or expense reimbursement	(0.10)%	[3]	(0.01)%	[5]	(0.01)%	[5]
Net operating expenses	1.87%		1.70%		1.70%

	Fund Class I		Acquiring Fund Class I		Pro Forma After Reorganization Acquiring Fund Class I

Shareholder transaction fees
(fees paid from your account)

Maximum front-end sales charge
on purchases % of offering price	none		none		none

Maximum contingent deferred sales charge (CDSC) % of purchase or sale price, whichever is less	none		none		none

Annual fund operating expenses
(expenses paid from fund assets)
% of average daily net assets

Management fees	0.75%		0.70%		0.70%
Rule 12b-1 fee	none		none		none
Shareholder services fee	none		none		none
Other expenses	0.13%	[2]	0.01%	[4]	0.01%	[4]
Total	0.88%		0.71%		0.71%
Fee waiver and/or expense reimbursement	(0.10)%	[3]	(0.01)%	[5]	(0.01)%	[5]
Net operating expenses	0.78%		0.70%		0.70%

___________

1	Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.
2	Reflects estimated expenses of $100,000 or 0.03% of the Fund’s average daily net assets in connection with the Reorganization, which will be borne by the Fund.
3	Dreyfus has contractually agreed to waive 0.10% of the Fund’s management fee until October 31, 2008.
4	Reflects expenses of the Trust’s non-interested Trustees.
5	Dreyfus is contractually required to reduce its fee by an amount equal to the Acquiring Fund’s allocable share of the fees and expenses of the Trust’s non-interested Trustees (including counsel fees).

Expense example

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. This example is based on net operating expenses, which reflect, for the applicable years, the expense waiver/reimbursement by Dreyfus. Because actual returns and expenses will be different, the example is for comparison only.

	Fund
	Class A Shares	Class B Shares*	Class C Shares*	Class I Shares
1 Year	$558	$567/$167	$290/$190	$80
3 Years	$807	$838/$538	$609/$609	$271
5 Years	$1,076	$1,134/$934	$1,053/$1,053	$478
10 Years	$1,842	$1,776**/$1,776**	$2,288/$2,288	$1,075

	Acquiring Fund
	Class A Shares	Class B Shares*	Class C Shares*	Class I Shares
1 Year	$543	$548/$148	$273/$173	$72
3 Years	$739	$759/$459	$536/$536	$224
5 Years	$952	$992/$792	$923/$923	$390
10 Years	$1,564	$1,476**/$1,476**	$2,009/$2,009	$871

	Pro Forma After Reorganization Acquiring Fund
	Class A Shares	Class B Shares*	Class C Shares*	Class I Shares
1 Year	$543	$548/$148	$273/$173	$72
3 Years	$739	$759/$459	$536/$536	$224
5 Years	$952	$992/$792	$923/$923	$390
10 Years	$1,564	$1,476**/$1,476**	$2,009/$2,009	$871

_______________________________

*	With redemption/without redemption.
**	Assumes conversion of Class B shares to Class A shares at end of sixth year following the date of purchase.

Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund. The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund’s Class A shares from year to year and the bar chart for the Fund shows the changes in the performance of the Fund’s Class A shares from year to year. Sales loads are not reflected in the bar charts; if they were, the returns shown for Class A shares of the Acquiring Fund and the Fund would have been lower. The table for the Acquiring Fund compares the average annual total returns of each of the Acquiring Fund’s share classes to those of the Merrill Lynch U.S. High Yield Master II Constrained Index (the “Merrill Lynch U.S. Constrained Index”), an unmanaged index composed of U.S. dollar-denominated domestic and Yankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining maturity. The bonds comprising the Merrill Lynch U.S. Constrained Index are capitalization weighted, and total allocations are capped at 2% of the Index. The table for the Fund compares the average annual total returns of each of the Fund’s share classes also to those of the Merrill Lynch U.S. Constrained Index. The returns in the tables reflect applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. With respect to each fund, performance for each share class will vary from the performance of the respective fund’s other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares of the Acquiring Fund and the Fund. After-tax performance of each fund’s other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund—Class A Shares

Year-by-year total returns as of 12/31 each year (%)

-0.10	+1.99	-4.26	-1.62	-12.19	+29.87	+10.44	+2.22	+8.66	+2.03
‘98	‘99	‘00	‘01	‘02	‘03	‘04	‘05	‘06	‘07

Best Quarter:	Q2 ‘03	+10.96%
Worst Quarter:	Q3 ‘02	-9.75%
The year-to-date total return of the Acquiring Fund’s Class A shares as of 6/30/08 was -0.95%.

Acquiring Fund Average annual total returns as of 12/31/07

Share class	1 Year	5 Years	10 Years
Class A returns before taxes	-2.51%	9.18%	2.72%
Class A returns after taxes on distributions	-4.96%	6.29%	-0.67%
Class A returns after taxes on distributions and sale of fund shares	-1.61%	6.19%	0.17%
Class B returns before taxes	-2.26%	9.42%	2.89%*
Class C returns before taxes	0.33%	9.43%	2.44%
Class I returns before taxes	2.29%	10.47%	3.46%
Merrill Lynch U.S. Constrained Index reflects no deduction for fees, expenses or taxes	2.53%	10.61%	5.57%

* Assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

Fund — Class A Shares

Year-by-year total returns as of 12/31 each year (%)

						+7.96	+2.21	+8.72	+1.71
‘98	‘99	‘00	‘01	‘02	‘03	‘04	‘05	‘06	‘07

Best Quarter:	Q3 ‘04	+4.63%
Worst Quarter:	Q1 ‘05	-1.37%
The year-to-date total return of the Fund’s Class A shares as of 6/30/08 was -0.87%.

Fund Average annual total returns as of 12/31/07

Share class	1 Year	Since inception (1/31/03)
Class A returns before taxes	-2.85%	6.57%
Class A returns after taxes on distributions	-5.33%	4.13%
Class A returns after taxes on distributions and sale of fund shares	-1.81%	4.21%
Class B returns before taxes	-2.62%	6.71%
Class C returns before taxes	-0.01%	6.74%
Class I returns before taxes	2.05%	7.92%
Merrill Lynch U.S. Constrained Index reflects no deduction for fees, expenses or taxes	2.53%	10.16%

Investment Advisers. The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $316 billion in approximately 180 mutual fund portfolios. A discussion regarding the basis for the Trust’s Board approving the Acquiring Fund’s management agreement with Dreyfus is available in the Acquiring Fund’s Semi-Annual Report for the six months ended June 30, 2007. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (“BNY Mellon”), a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $23 trillion in assets under custody and administration and $1.1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

Dreyfus has engaged Shenkman Capital, located at 461 Fifth Avenue, New York, New York 10017, to serve as the Fund’s sub-investment adviser. Shenkman Capital focuses exclusively on managing high yield assets. Shenkman Capital, subject to Dreyfus’ supervision and approval, provides investment advisory assistance and research and the day-to-day management of the fund’s investments. Shenkman Capital managed approximately $9.1 billion in assets, which include investment advisory services for three other registered investment companies having aggregate assets of approximately $442.9 million, as of June 30, 2008.

Primary Portfolio Managers. The Fund and the Acquiring Fund have different portfolio managers. The Acquiring Fund’s portfolio manager will continue to manage the Acquiring Fund after the proposed Reorganization. Karen Bater has been a primary portfolio manager of the Acquiring Fund since July 2007. Ms. Bater has been employed by Dreyfus since July 2007. She also is Director of high yield strategies at Standish Mellon Asset Management Company LLC (“Standish”), an affiliate of Dreyfus, and is responsible for managing Standish’s high yield portfolios. Ms. Bater joined Standish in July 2007. Prior to joining Standish, Ms. Bater led the high yield portfolio management team at NWD Investments since May 2000.

Mark Shenkman, Frank Whitley and Mark Flanagan are the Fund’s co-primary portfolio managers, positions they have held since the Fund’s inception. Mr. Shenkman has been the president of Shenkman Capital since he founded the company in 1985. Mr. Whitley, executive vice president of Shenkman Capital, joined the firm in 1988 and became a portfolio manager in 1994. Mr. Flanagan, executive vice president of Shenkman Capital, joined the firm in 1992 and became a portfolio manager in 2002. Mr. Flanagan was the director of credit research for Shenkman Capital from 1996 to 2002.

Board Members. Other than Joseph S. DiMartino, who is Chairman of the Board of the Trust and the Company, the Trust and the Company have different Board members. None of the Board members of the Trust or the Company is an “interested person” (as defined in the 1940 Act) of the Acquiring Fund or the Fund (“Independent Board Members”). For a description of the Trust’s Board members, see Exhibit B.

Independent Registered Public Accounting Firms. KMPG LLP is the independent registered public accounting firm for the Acquiring Fund. Ernst & Young LLP is the independent registered public accounting firm for the Fund.

Capitalization. Each fund has classified its shares into four classes — Class A, Class B, Class C and Class I. The following table sets forth, as of December 31, 2007, (1) the capitalization of each class of the Fund’s shares, (2) the capitalization of each class of the Acquiring Fund’s shares and (3) the pro forma capitalization of each class of the Acquiring Fund’s shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund Class A	Acquiring Fund Class A	Adjustments	Pro Forma After Reorganization Acquiring Fund Class A
Total net assets	$105,504,633	$169,453,110	$(46,221)*	$274,911,522
Net asset value per share	$12.89	$6.92		$6.92
Shares outstanding	8,183,760	24,484,526	7,060,267**	39,728,553

	Fund Class B	Acquiring Fund Class B	Adjustments	Pro Forma After Reorganization Acquiring Fund Class B
Total net assets	$42,687,488	$39,891,683	$(18,690)*	$82,560,481
Net asset value per share	$12.89	$6.93		$6.93
Shares outstanding	3,311,251	5,758,318	2,847,771**	11,917,340

	Fund Class C	Acquiring Fund Class C	Adjustments	Pro Forma After Reorganization Acquiring Fund Class C
Total net assets	$63,542,744	$53,293,757	$(27,832)*	$116,808,669
Net asset value per share	$12.86	$6.93		$6.93
Shares outstanding	4,939,593	7,690,927	4,226,809**	16,857,329

	Fund Class I	Acquiring Fund Class I	Adjustments	Pro Forma After Reorganization Acquiring Fund Class I
Total net assets	$16,569,790	$17,368,139	$(7,257)*	$33,930,672
Net asset value per share	$12.91	$6.92		$6.92
Shares outstanding	1,282,547	2,508,277	1,110,181**	4,901,005

___________________

*	Reflects the estimated costs of the Reorganization to be paid by the Fund.
**	Adjustment to reflect the exchange of shares outstanding from the Fund to the Acquiring Fund.

The Fund’s total net assets (attributable to Class A, Class B, Class C and Class I shares) and the Acquiring Fund’s total net assets (attributable to Class A, Class B, Class C and Class I shares), as of December 31, 2007, were $228,304,655 and $280,006,689, respectively. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes of a fund invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are substantially similar. See “Shareholder Guide — Buying shares,” “Services for Fund Investors,” “Instructions for Regular Accounts” and “Instructions for IRAs” in the relevant Prospectus and “How to Buy Shares” and “Shareholder Services” in the relevant Statement of Additional Information for a discussion of purchase procedures.

Distribution and Service Plans. Class B and Class C shares of the Fund are subject to a plan adopted pursuant to Rule 12b-1 under the 1940 Act (a “Rule 12b-1 Plan”). Under the Rule 12b-1 Plan, the Fund pays MBSC Securities Corporation (“MBSC”), the Fund’s distributor, a fee at an annual rate of 0.50% of the value of the average daily net assets of Class B shares and 0.75% of the value of the average daily net assets of Class C shares to finance the sale and distribution of such shares. Class A, Class B and Class C shares of the Acquiring Fund also are subject to a Rule 12b-1 Plan. Under the Acquiring Fund’s Rule 12b-1 Plan, the Acquiring Fund pays MBSC, the Acquiring Fund’s distributor, a fee at an annual rate of 0.25% of the value of the average daily net assets of Class A shares, 0.75% of the value of the average daily net assets of Class B shares and 1.00% of the value of the average daily net assets of Class C shares to finance the sale and distribution of such shares. Because Rule 12b-1 Plan fees are paid out of the assets attributable to the relevant class of shares on an ongoing basis, over time they will increase the cost of your investment in such class of shares and may cost you more than paying other types of sales charges. There is no Rule 12b-1 Plan fee for Class A shares of the Fund or Class I shares of each fund. See “Distribution and Service Plans” in the Acquiring Fund’s Statement of Additional Information and “Distribution Plan and Shareholder Services Plan” in the Fund’s Statement of Additional Information for a discussion of the respective Rule 12b-1 Plan.

Shareholder Services Plan. Class A, Class B and Class C shares of the Fund are subject to a Shareholder Services Plan pursuant to which the Acquiring Fund pays MBSC a fee at an annual rate of 0.25% of the value of the average daily net assets of Class A, Class B and Class C shares for providing shareholder services (there is no Shareholder Services Plan fee for Class I shares). The Acquiring Fund has no shareholder services plan, but has adopted plans pursuant to Rule 12b-1 under the 1940 Act, as described above, which provide for payments for shareholder servicing. See “Distribution Plan and Shareholder Services Plan” in the Fund’s Statement of Additional Information for a discussion of the Shareholder Services Plan.

Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are substantially similar. See “Shareholder Guide—Selling shares,” “Instructions for Regular Accounts” and “Instructions for IRAs” in the relevant Prospectus and “How to Redeem Shares” in the relevant Statement of Additional Information for a discussion of redemption procedures.

Distributions. The dividends and distributions policies of the Fund and the Acquiring Fund are the same. Each fund normally pays dividends monthly and distributes any capital gains annually. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See “Distributions and Taxes” in the relevant Prospectus for a discussion of such policies.

Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are substantially similar. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. In addition, if you hold Class A shares, you also will have the ability to write redemption checks against your Acquiring Fund account through the Checkwriting Privilege. See “Services for Fund Investors” in the relevant Prospectus and “Shareholder Services” in the relevant Statement of Additional Information for a further discussion of the shareholder services offered.

Certain Organizational Differences Between the Trust and the Company. The Fund is a series of the Company, which is a Maryland corporation, and the rights of its shareholders are governed by the Company’s Articles of Incorporation (the “Charter”), the Company’s By-Laws and the Maryland General Corporation Law (the “Maryland Code”). The Acquiring Fund is a series of the Trust, which is a Massachusetts business trust, and the rights of its shareholders are governed by the Trust’s Agreement and Declaration of Trust (the “Trust Agreement”), the Trust’s By-Laws and applicable Massachusetts law. Certain relevant differences between the two forms of organization are summarized below.

Shareholder Meetings and Voting Rights. Generally, neither the Acquiring Fund nor the Fund is required to hold annual meetings of its shareholders. The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of at least 10% of its outstanding shares entitled to vote. Shareholders may remove a Board member by the affirmative vote of two-thirds, in the case of the Acquiring Fund, or a majority, in the case of the Fund, of the respective fund’s outstanding voting shares. Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if at any time less than a majority of the Board members then holding office have been elected by the shareholders.

Shares of the Fund and the Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Generally, on matters submitted to a vote of shareholders, all shares of the Fund and Acquiring Fund then entitled to vote will be voted in the aggregate as a single class. The Trust Agreement provides that a majority of the Acquiring Fund’s shares entitled to vote shall constitute a quorum for the transaction of business at an Acquiring Fund shareholders’ meeting. The Company’s Charter provides that 33-1/3% of the Fund’s shares entitled to vote shall constitute a quorum for the transaction of business at a Fund’s stockholders’ meeting. Matters requiring a larger vote by law or under the organizational documents for the Company or the Trust are not affected by such quorum requirements.

Shareholder Liability. Under the Maryland Code, Fund stockholders have no personal liability as such for the Fund’s acts or obligations.

Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Acquiring Fund and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking issued or entered into by or on behalf of the Acquiring Fund, or the Trust’s Trustees. The Trust Agreement provides for indemnification out of the Acquiring Fund’s property of all losses and expenses of any shareholder held personally liable for the obligations of the Acquiring Fund solely by reason of being or having been an Acquiring Fund shareholder and not because of such shareholder’s acts or omissions or some other reason. Thus, the Acquiring Fund considers the risk of an Acquiring Fund shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Acquiring Fund itself would be unable to meet its obligations. The Trust Agreement also provides that the Acquiring Fund, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Acquiring Fund and satisfy any judgment thereon.

Liability and Indemnification of Board Members. Under the Maryland Code, the Charter and By-Laws of the Company, and subject to the 1940 Act, a Director or officer of the Company is not liable to the Fund or its stockholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Fund except where the individual is adjudged liable to the Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Fund is insured against losses arising from the advances, or (iii) the disinterested non-party Directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents also are indemnified to the same extent as Directors and to such further extent as is consistent with law.

If these provisions of the Maryland Code are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Company’s Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

Under Massachusetts law, the Trust Agreement and By-Laws of the Trust, and subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties. A Trustee is entitled to advances of expenses in the course of litigation if (i) such Trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Trustee provides acceptable security, (y) the Trust is insured against losses arising from the advances, or (z) the disinterested non-party Trustees or independent legal counsel determine there is a reason to believe the Trustee ultimately will be found to be entitled to indemnification. Officers, employees and agents of the Acquiring Fund may be indemnified to the same extent as Trustees.

Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

* * * * * * * * *

The foregoing is only a summary of certain differences between the Fund, the Company’s Charter and By-Laws and the Maryland Code, and the Acquiring Fund, the Trust’s Trust Agreement and By-Laws and Massachusetts law. It is not a complete description of the differences, but only of material differences. Shareholders desiring copies of the Company’s Charter and By-Laws or the Trust’s Trust Agreement and By-Laws should write to the relevant fund at 200 Park Avenue, New York, New York 10166, Attention: Legal Department.

REASONS FOR THE REORGANIZATION

After management of Dreyfus reviewed the funds in the Dreyfus Family of Funds to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies and that would otherwise benefit fund shareholders, management recommended to the Company’s Board and to the Trust’s Board that the Fund be consolidated with the Acquiring Fund. The Company’s Board and the Trust’s Board have concluded, with respect to the Fund and the Acquiring Fund, respectively, that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively. The Company’s Board believes that the Reorganization will permit Fund shareholders to pursue the same investment goals in a substantially larger combined fund that has a better performance record and a lower net expense ratio than the Fund, without diluting such shareholders’ interests. As of December 31, 2007, the Fund had net assets of approximately $228 million and the Acquiring Fund had net assets of approximately $280 million. By combining the Fund with the Acquiring Fund, Fund shareholders should benefit from more efficient portfolio management and Dreyfus should be able to eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

The Trust’s Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund.

In determining whether to recommend approval of the Reorganization, each Board considered the following factors, among others: (1) the compatibility of the Fund’s and the Acquiring Fund’s investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) the expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) the costs to be incurred by the Fund in connection with the Reorganization.

For the reasons described above, the Company’s Board and the Trust’s Board, each of which is comprised entirely of Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund’s shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange for Class A, Class B, Class C and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities on January 8, 2009 or such other date as may be agreed upon by the parties (the “Closing Date”). The number of Class A, Class B, Class C and Class I shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the corresponding class of the Fund and the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described under the caption “Shareholder Guide—Buying shares” in the Acquiring Fund’s Prospectus and under the caption “Determination of Net Asset Value” in the Acquiring Fund’s Statement of Additional Information.

On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund’s previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforward). Any such distribution will be taxable to Fund shareholders.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its Class A, Class B, Class C and Class I shareholders of record as of the close of business on the Closing Date, Acquiring Fund Class A, Class B, Class C and Class I shares, respectively, received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Company. After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund shares distributed to the Fund’s shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

The Plan may be amended at any time prior to the Reorganization. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Company, on behalf of the Fund, and the Trust, on behalf of the Acquiring Fund, under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Company, on behalf of the Fund, and the Trust, on behalf of the Acquiring Fund.

The total expenses of the Reorganization are expected to be approximately $100,000, which will be borne by the Fund. In addition to use of the mails, proxies may be solicited personally or by telephone, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, an outside firm may be retained to solicit proxies on behalf of the Company’s Board. The cost of any such outside solicitation firm is estimated to be approximately $35,000, which amount is included in the estimated total expenses of the Reorganization listed above. The funds will bear their respective portfolio transaction costs whether or not associated with the Reorganization.

By approving the Reorganization, Fund shareholders are also, in effect, agreeing to the Acquiring Fund’s investment objective and policies, investment advisory and distribution arrangements, Board composition, and independent registered public accounting firm. If the Reorganization is not approved by Fund shareholders, the Company’s Board will consider other appropriate courses of action with respect to the Fund.

Temporary Suspension of Certain of the Fund’s Investment Restrictions. Since certain of the Fund’s existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of any of the Fund’s investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund Class A, Class B, Class C and Class I shares, the Acquiring Fund’s assumption of the Fund’s stated liabilities and the Fund’s distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class B, Class C and Class I shares and the assumption by the Acquiring Fund of the Fund’s stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A, Class B, Class C and Class I shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be “a party to a reorganization”; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A, Class B, Class C and Class I shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class B, Class C and Class I shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Class A, Class B, Class C and Class I shares to Fund shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Class A, Class B, Class C and Class I shares for Acquiring Fund Class A, Class B, Class C and Class I shares, respectively, pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A, Class B, Class C and Class I shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A, Class B, Class C and Class I shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service (“IRS”). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforward. As of the Fund’s fiscal year ended August 31, 2007, the Fund did not have any capital loss carryforward.

Required Vote and Board’s Recommendation

The Company’s Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. The affirmative vote of a majority of the Fund’s shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE COMPANY’S BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund’s Prospectus forming a part of the Trust’s Registration Statement on Form N-1A (File No. 33-43846). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund’s Prospectus forming a part of the Company’s Registration Statement on Form N-1A (File No. 2-56878).

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. An outside firm may be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder’s telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, “abstentions”), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a “no” vote for the purpose of obtaining requisite approval for the proposal.

With respect to Dreyfus individual retirement accounts (“IRAs”), the Individual Retirement Custodial Account Agreement governing the IRAs requires The Bank of New York Mellon (“BNYM”), as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder’s instructions. However, if no voting instructions are received, BNYM may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders. Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNYM will vote the IRA shares “FOR”, “AGAINST” or “ABSTAIN” in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus IRA shareholders.

In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Fund. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” the proposal in favor of such adjournment, and will vote those proxies required to be voted “AGAINST” the proposal against any adjournment. A quorum is constituted for the Fund by the presence in person or by proxy of the holders of 33-1/3% of the Fund’s outstanding shares entitled to vote at the Meeting.

The votes of the Acquiring Fund’s shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

As of June 30, 2008, the following shareholders were known by the Fund to own of record or beneficially 5% or more of the indicated class of the Fund’s outstanding voting shares:

	Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization

Class A Shares

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	32.7321%	17.1470%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	7.2976%	8.5430%

Merrill Lynch 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	6.8944%	10.0650%

Class B Shares

Merrill Lynch 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	15.1731%	8.5220%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	12.4121%	11.1930%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.7133%	12.3390%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	8.5485%	11.0420%

Citigroup Global Markets Inc. 333 West 34th Street, 3rd Floor New York, NY 10001-2402	7.8070%	6.7470%

Class C Shares

Merrill Lynch, Pierce, Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	34.5720%	17.9770%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	11.4059%	11.2130%

Citigroup Global Markets Inc. 333 West 34th Street, 3rd Floor New York, NY 10001-2402	10.2363%	5.3230%

Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	7.3540%	3.8230%

Class I Shares

Wachovia Bank, FBO Various Retirement Plans 1525 West Wt. Harris Boulevard Charlotte, NC 28288-0001	41.0957%	12.6250%

Gilmac c/o Charter Trust Company 90 North Main Street P.O. Box 2530 Concord, NH 03302-2530	26.8115%	8.2370%

The Bear Stearns Companies Inc. Cash or Defined Compensation Plan Effective 3/1/85115 South Jefferson Road Whippany, NJ 07981-1029	21.5382%	6.6170%

The Bear Stearns Companies Inc. Profit Sharing Plan As Amended & Restated 5/1/02 101 Carnegie Center Princeton, NJ 08540-6231	6.3023%	1.9360%

As of June 30, 2008, the following shareholders were known by the Acquiring Fund to own of record or beneficially 5% or more of the indicated class of the Acquiring Fund’s outstanding voting shares:

	Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization

Class A Shares

Merrill Lynch 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	11.7764%	10.0650%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	9.2166%	8.5430%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.0298%	5.8640%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	8.7327%	17.1470%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	7.4281%	4.8240%

Class B Shares

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	15.1356%	12.3390%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	14.2576%	11.0420%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	9.6450%	11.1930%

Merrill Lynch, Pierce, Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	8.5782%	3.7550%

Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	8.4125%	3.6830%

Citigroup Global Markets Inc. 333 West 34th Street, 3rd Floor New York, NY 10001-2402	5.3954%	6.7470%

A.G. Edwards One North Jefferson St. Louis, MO 63103	5.2532%	2.2300%

Class C Shares

Merrill Lynch 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	35.7391%	17.1560%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	11.0044%	11.2130%

Wedbush Morgan Securities P.O. Box 30014 Los Angeles, CA 90030-0014	5.8855%	2.8250%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	5.3559%	2.5710%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.1852%	2.4890%

Class I Shares

SEI Private Trust Company Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	55.9033%	38.7290%

The Bear Stearns Co. Inc. Cash or Deferred Compensation Plan Custodial Trust Co. 101 Carnegie Center Princeton, NJ 08540-6231	25.4947%	17.6620%

The Bear Stearns Co. Inc. FBO Profit Sharing Plan Custodial Trust Co. 115 South Jefferson Road Whippany, NJ 07981-1048	6.7666%	4.6890%

Fidelity Investments Institutional Operations Co. (FIIOC) as Agent for Certain Employee Benefit Plans 100 Magellan Way Covington, KY 41015-1999	6.3421%	4.3940%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the fund.

As of June 30, 2008, Board members and officers of the Trust and the Company, as a group, owned less than 1% of the Acquiring Fund’s or the Fund’s outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Fund for its fiscal year ended August 31, 2007 and the audited financial statements of the Acquiring Fund for its fiscal year ended December 31, 2007 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, the Fund’s independent registered public accounting firm,and KPMG LLP, the Acquiring Fund’s independent registered public accounting firm, respectively, given on their authority as experts in accounting and auditing.

OTHER MATTERS

The Company’s Board members are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES

AND THEIR NOMINEES

Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of July 25, 2008 (the “Agreement”), between DREYFUS BOND FUNDS, INC. (the “Company”), a Maryland corporation, on behalf of DREYFUS PREMIER HIGH INCOME FUND (the “Fund”), and THE DREYFUS/LAUREL FUNDS TRUST (the “Trust”), a Massachusetts business trust, on behalf of DREYFUS PREMIER LIMITED TERM HIGH YIELD FUND (the “Acquiring Fund”).

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund’s Class A, Class B, Class C and Class I shares (“Acquiring Fund Shares”) of beneficial interest, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Fund is a series of the Company, a registered, open-end management investment company, and the Acquiring Fund is a series of the Trust, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of beneficial interest and common stock, respectively;

WHEREAS, the Company’s Board has determined that the Reorganization is in the best interests of the Fund and the Fund’s shareholders and that the interests of the Fund’s existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Trust’s Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund’s shareholders and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the Reorganization:

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	THE REORGANIZATION.

1.1      Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever. The Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the stated liabilities of the Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) as of the close of business on the closing date (the “Closing Date”), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund’s account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2      The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other property belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by The Dreyfus Corporation (“Dreyfus”), as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied from the Fund’s prior audited period (the “Assets”).

1.3      The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date. The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund’s prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4      Delivery of the Fund’s Assets shall be made on the Closing Date and shall be delivered to The Bank of New York Mellon, One Wall Street, New York, New York 10286, the Acquiring Fund’s custodian (the “Custodian”), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5      The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6      As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund’s Class A, Class B, Class C and Class I shares, determined as of the close of business on the Closing Date (“Fund Shareholders”), the corresponding class of Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the State of Maryland and federal securities laws. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void. Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7      Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.8      Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9      Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund’s existence is terminated.

1.10    As soon as practicable after the Closing Date, the Company shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules of the Commission thereunder.

2.	VALUATION.

2.1      The value of the Fund’s Assets to be acquired, and the amount of the Fund’s liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Trust’s Agreement and Declaration of Trust, as amended (the “Trust’s Declaration of Trust”), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2      The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Trust’s Declaration of Trust and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

2.3      The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund’s net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share of the corresponding class, as the case may be, determined in accordance with paragraph 2.2.

2.4      All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1      The Closing Date shall be January 8, 2009, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 8th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

3.2      The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund’s Assets have been delivered in proper form to the Acquiring Fund on the Closing Date. The Fund’s portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian. The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3      If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4      The Fund’s transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund’s transfer agent shall issue and deliver to the Company’s Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Company that such Acquiring Fund Shares have been credited to the Fund’s account on the books of the Acquiring Fund.

3.5      At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6      If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	REPRESENTATIONS AND WARRANTIES.

4.1      The Company, on behalf of the Fund, represents and warrants to the Trust, on behalf of the Acquiring Fund, as follows:

(a) The Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

(b) The Company is registered under the 1940 Act as an open-end management investment company, and the Fund’s shares are registered under the Securities Act of 1933, as amended (the “1933 Act”), and such registrations have not been revoked or rescinded and are in full force and effect. The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company’s Articles of Incorporation, as amended (the “Company’s Charter”), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound.

(e) The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and by state securities laws.

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Company’s knowledge threatened against the Fund or any of the Fund’s properties or assets which, if adversely determined, would materially and adversely affect the Fund’s financial condition or the conduct of the Fund’s business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund’s business or the Fund’s ability to consummate the transactions contemplated herein.

(h) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedule of Portfolio Investments (indicating their market values) of the Fund for each of the Fund’s five fiscal periods ended August 31, 2007 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i) Since August 31, 2007, there has not been any material adverse change in the Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j) At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(k) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund’s shares, nor is there outstanding any security convertible into any of the Fund’s shares.

(m) On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company’s Board and, subject to the approval of the Fund’s shareholders, this Agreement will constitute the valid and legally binding obligation of the Company, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o) The information to be furnished by the Company, on behalf of the Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p) The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein as amended or supplemented (the “Registration Statement”), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Company and the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Company and the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2      The Trust, on behalf of the Acquiring Fund, represents and warrants to the Company, on behalf of the Fund, as follows:

(a) The Acquiring Fund is a duly established and designated series of the Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power to carry out its obligations under this Agreement.

(b) The Trust is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund’s shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Trust’s Declaration of Trust or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

(e) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Trust’s knowledge threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Fund’s ability to consummate the transactions contemplated herein.

(g) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedule of Portfolio Investments (indicating their market values) of the Acquiring Fund for each of the Acquiring Fund’s five fiscal years ended December 31, 2007 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h) Since December 31, 2007, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(j) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(k) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the shares of the Acquiring Fund to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust’s Board and, subject to the approval of the Fund’s shareholders, this Agreement will constitute the valid and legally binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the Company.

(n) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Fund’s stated liabilities) will be issued in exchange for the Fund’s assets in the Reorganization.

(o) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE COMPANY AND THE TRUST, ON BEHALF OF THE FUND AND THE ACQUIRING FUND, RESPECTIVELY.

5.1      The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2      The Company will call a meeting of the Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3      Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4      As promptly as practicable, but in any case within sixty days after the Closing Date, the Company shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Company’s President or its Vice President and Treasurer.

5.5      The Company, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.

5.6      The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7      The Company, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.8      As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to the Fund’s shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1      All representations and warranties of the Company, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2      The Company shall have delivered to the Acquiring Fund a statement of the Fund’s assets and liabilities, together with a list of the Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Company’s Treasurer.

6.3      The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Company’s name by the Company’s President or Vice President and the Company’s Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Company, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1      All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2      The Trust shall have delivered to the Fund on the Closing Date a certificate executed in the Trust’s name by the Trust’s President or Vice President and the Trust’s Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1      This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Company’s Charter and the 1940 Act.

8.2      On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3      All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4      The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5      The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

8.6      The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a) The transfer of all of the Fund’s assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be “a party to a reorganization”; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.	TERMINATION OF AGREEMENT; EXPENSES.

9.1      This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Company or of the Trust, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund’s shareholders) if circumstances should develop that, in the opinion of the party’s Board, make proceeding with the Reorganization inadvisable.

9.2      If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Company or the Trust, or shareholders of the Fund or of the Acquiring Fund, as the case may be, in respect of this Agreement.

9.3      The Fund shall bear the aggregate expenses of the transactions contemplated hereby.

10.	WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Company or of the Trust if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.	MISCELLANEOUS.

11.1    None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2    This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3    This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Acquiring Fund, and the Company, on behalf of the Fund, shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts and the State of Maryland, respectively, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4    This Agreement may be amended only by a signed writing between the parties.

11.5    This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7    It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Company or the Trust, or shareholders, nominees, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Company’s Charter or the Trust’s Declaration of Trust, respectively; a copy of the Trust’s Declaration of Trust is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Trust’s principal offices. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

IN WITNESS WHEREOF, the Company, on behalf of the Fund, and the Trust, on behalf of the Acquiring Fund, have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS BOND FUNDS, INC., on behalf of Dreyfus Premier High Income Fund

By: /s/ J. David Officer
J. David Officer,
President

ATTEST: /s/ Jeff Prusnofsky
Jeff Prusnofsky,
Assistant Secretary

THE DREYFUS/LAUREL FUNDS TRUST, on behalf of Dreyfus Premier Limited Term High Yield Fund

By: /s/ J. David Officer
J. David Officer,
President

ATTEST: /s/ Jeff Prusnofsky
Jeff Prusnofsky,
Assistant Secretary

Exhibit B

DESCRIPTION OF THE TRUST’S BOARD MEMBERS

Board members of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations, are shown below.1

Name (Age) Position with Trust (Since)	Principal Occupation During Past 5 Years	Other Board Memberships and Affiliations
Joseph S. DiMartino (64) Chairman of the Board (1999)	Corporate Director and Trustee

The Muscular Dystrophy Association, Director

Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

James M. Fitzgibbons (73) Board Member (1994)	Chairman of the Board, Davidson Cotton Company (1998-2002)	Bill Barrett Company, an oil and gas exploration company, Director

Kenneth A. Himmel (62) Board Member (1988)

President and CEO, Related Urban Development, a real estate development company (1996-present)

President and CEO, Himmel & Company, a real estate development company (1980-present)

CEO, American Food Management, a restaurant company (1983-present)

None

Stephen J. Lockwood (61) Board Member (1993)	Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-present)	None

Roslyn Watson (58) Board Member (1992)	Principal, Watson Ventures, Inc., a real estate investment company (1993-present)	American Express Bank, Director The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee National Osteoporosis Foundation, Trustee SBLI-USA, Director

Benaree Pratt Wiley (62) Board Member (1998)

Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

President and CEO, The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)

Boston College, Trustee

Blue Cross Blue Shield of Massachusetts, Director

Commonwealth Institute, Director

Efficacy Institute, Director

PepsiCo African - American, Chair of Advisory Board

The Boston Foundation, Director

Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

_________________________

1  None of the Board members are "interested persons" of the Trust, as defined in the 1940 Act.

DREYFUS PREMIER HIGH INCOME FUND

The undersigned shareholder of Dreyfus Premier High Income Fund (the “Fund”), a series of Dreyfus Bond Funds, Inc. (the “Company”), hereby appoints Jeff Prusnofsky and Joseph M. Chioffi, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on August 5, 2008, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at 10:00 a.m., on Wednesday, October 15, 2008, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE COMPANY’S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

THREE EASY WAYS TO VOTE YOUR PROXY

1.	TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
2.	INTERNET: Go to www.proxyweb.com, and follow the on-line directions.
3.	MAIL: Vote, sign and date, and return in the enclosed postage-paid envelope.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Dated: ________________________
Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope ______________________________
Signature(s) (Sign in the Box)

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Please fill in box as shown using black or blue ink or number 2 pencil.

Please do not use fine point pens.

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Premier Limited Term High Yield Fund (the “Acquiring Fund”), in exchange for Class A, Class B, Class C and Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund’s net assets and the assumption by the Acquiring Fund of the Fund’s stated liabilities (the “Reorganization”). Class A, Class B, Class C and Class I shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its Class A, Class B, Class C and Class I shareholders, respectively, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

STATEMENT OF ADDITIONAL INFORMATION

August 4, 2008

Acquisition of the Assets of

DREYFUS PREMIER HIGH INCOME FUND (A Series of Dreyfus Bond Funds, Inc.)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

By and in Exchange for Class A, Class B, Class C and Class I Shares of

DREYFUS PREMIER LIMITED TERM HIGH YIELD FUND (A Series of The Dreyfus/Laurel Funds Trust)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated August 4, 2008 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Premier High Income Fund (the “Fund”), a series of Dreyfus Bond Funds, Inc. (the “Company”), in exchange for Class A, Class B, Class C and Class I shares of Dreyfus Premier Limited Term High Yield Fund (the “Acquiring Fund”), a series of The Dreyfus/Laurel Funds Trust (the “Trust”). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund’s Statement of Additional Information dated May 1, 2008.

2.	The Acquiring Fund’s Annual Report for the fiscal year ended December 31, 2007.

3.	The Fund’s Statement of Additional Information dated January 1, 2008.

4.	The Fund’s Annual Report for the fiscal year ended August 31, 2007.

5.	The Fund’s Semi-Annual Report for the six-month period ended February 29, 2008.

6.	Pro forma financials for the combined Fund and Acquiring Fund as of December 31, 2007.

The Acquiring Fund’s Statement of Additional Information, and the financial statements included in the Acquiring Fund’s Annual Report and the Fund’s Annual Report, are incorporated herein by reference. The Prospectus/Proxy Statement dated August 4, 2008 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring Fund’s Statement of Additional Information dated May 1, 2008 is incorporated herein by reference to the Trust’s Post-Effective Amendment No. 139 to its Registration Statement on Form N-1A, filed April 25, 2008 (File No. 33-43846). The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report dated December 31, 2007, filed February 26, 2008.

The Fund’s Statement of Additional Information dated January 1, 2008 is incorporated herein by reference to the Company’s Post-Effective Amendment No. 53 to its Registration Statement on Form N-1A, filed December 28, 2007 (File No. 2-56878). The financial statements of the Fund are incorporated herein by reference to its Annual Report dated August 31, 2007, filed October 31, 2007.

PRO FORMA STATEMENT OF INVESTMENTS Dreyfus Premier Limited Term High Yield Fund December 31, 2007 (Unaudited)				Dreyfus Premier Limited Term High Yield Fund		Dreyfus Premier High Income Fund		Dreyfus Premier Limited Term High Yield Fund Pro Forma Combined (*)	Dreyfus Premier Limited Term High Yield Fund	Dreyfus Premier High Income Fund	Dreyfus Premier Limited Term High Yield Fund Pro Forma Combined (*) (Note 1)
Bonds and Notes--96.2%		Coupon Rate (%)	Maturity Date	Principal Amount					Value ($)
Advertising--.7%
Lamar Media,
Gtd. Notes, Ser. B		6.63	8/15/15	429,000				429,000	419,348		419,348
Lamar Media,
Sr. Unscd. Notes		6.63	8/15/15	1,725,000				1,725,000	1,686,188		1,686,188
R.H. Donnelley,
Sr. Notes		8.88	10/15/17	1,530,000	[a]			1,530,000	1,422,900		1,422,900
									3,528,436		3,528,436
Aerospace & Defense--1.2%
Alion Science and Technology,
Gtd. Notes		10.25	2/1/15			1,000,000		1,000,000		857,500	857,500
DRS Technologies,
Gtd. Notes		6.88	11/1/13	524,000				524,000	524,000		524,000
Esterline Technologies,
Gtd. Notes		6.63	3/1/17	1,375,000				1,375,000	1,368,125		1,368,125
L-3 Communications,
Gtd. Bonds		3.00	8/1/35	550,000				550,000	667,563		667,563
L-3 Communications,
Gtd. Notes, Ser. B		6.38	10/15/15	1,410,000				1,410,000	1,395,900		1,395,900
United AirLines,
Pass-Through Ctfs., Ser. 00-2		7.81	4/1/11	981,877				981,877	1,158,615		1,158,615
									5,114,203	857,500	5,971,703
Agricultural--.2%
Alliance One International,
Gtd. Notes		11.00	5/15/12	800,000				800,000	840,000		840,000
Asset-Backed Ctfs./Home Equity Loans--.0%
Countrywide Asset-Backed
Certificates, Ser. 2007-4,
Cl. M8		7.20	9/25/37	90,000				90,000	40,489		40,489
Countrywide Asset-Backed
Certificates, Ser. 2007-4,
Cl. M7		7.20	9/25/37	180,000				180,000	51,352		51,352
									91,841		91,841
Automobile Manufacturers--2.3%
Ford Motor Credit,
Sr. Unscd. Notes		7.25	10/25/11			1,000,000		1,000,000		866,847	866,847
Ford Motor Credit,
Sr. Unscd. Notes		7.38	10/28/09			2,100,000		2,100,000		1,977,427	1,977,427
Ford Motor,
Unscd. Notes		7.45	7/16/31	3,315,000				3,315,000	2,477,963		2,477,963
General Motors,
Notes		7.20	1/15/11	2,615,000	[b]			2,615,000	2,412,338		2,412,338
General Motors,
Sr. Notes		7.13	7/15/13			1,500,000		1,500,000		1,305,000	1,305,000
General Motors,
Sr. Unsub. Debs.		8.38	7/15/33	1,465,000	[b]			1,465,000	1,186,650		1,186,650
GMAC,
Notes		7.00	2/1/12	805,000				805,000	683,558		683,558
GMAC,
Unsub. Notes		5.13	5/9/08			750,000		750,000		741,775	741,775
									6,760,509	4,891,049	11,651,558
Automotive, Trucks & Parts--2.4%
American Axle and Manufacturing,
Gtd. Notes		7.88	3/1/17	1,140,000	[b]	850,000		1,990,000	1,034,550	771,375	1,805,925
Goodyear Tire & Rubber,
Gtd. Notes		8.63	12/1/11	461,000				461,000	482,897		482,897
Goodyear Tire & Rubber,
Gtd. Notes		8.66	12/1/09			1,000,000	[c]	1,000,000		1,012,500	1,012,500
Goodyear Tire & Rubber,
Sr. Notes		9.00	7/1/15	1,114,000	[b]			1,114,000	1,186,410		1,186,410
Goodyear Tire & Rubber,
Sr. Unscd. Notes		7.86	8/15/11			1,000,000		1,000,000		1,017,500	1,017,500
Lear,
Gtd. Notes, Ser. B		8.75	12/1/16			1,000,000		1,000,000		915,000	915,000
Tenneco Automotive,
Gtd. Notes		8.63	11/15/14	2,070,000				2,070,000	2,044,125		2,044,125
Tenneco Automotive,
Scd. Notes, Ser. B		10.25	7/15/13	618,000				618,000	661,260		661,260
Tenneco,
Sr. Unscd. Notes		8.13	11/15/15			500,000	[a]	500,000		497,500	497,500
United Components,
Gtd. Notes		9.38	6/15/13			1,000,000		1,000,000		992,500	992,500
United Components,
Sr. Sub. Notes		9.38	6/15/13	1,613,000				1,613,000	1,600,902		1,600,902
									7,010,144	5,206,375	12,216,519
Building & Construction--.3%
Goodman Global Holdings,
Gtd. Notes		7.88	12/15/12	524,000				524,000	542,340		542,340
Goodman Global Holdings,
Gtd. Notes, Ser. B		7.99	6/15/12	1,159,000	[c]			1,159,000	1,156,102		1,156,102
									1,698,442		1,698,442
Broadcasting & Media--1.1%
Allbritton Communications,
Sr. Sub. Notes		7.75	12/15/12			1,750,000		1,750,000		1,741,250	1,741,250
CMP Susquehanna,
Gtd. Notes		9.88	5/15/14			850,000		850,000		641,750	641,750
LIN Television,
Gtd. Debs.		2.50	5/15/33			1,500,000		1,500,000		1,481,250	1,481,250
LIN Television,
Gtd. Notes		6.50	5/15/13			750,000		750,000		709,688	709,688
Salem Communications Holding,
Gtd. Notes		7.75	12/15/10			1,000,000		1,000,000		1,001,250	1,001,250
										5,575,188	5,575,188
Cable & Media--2.2%
Cablevision Systems,
Sr. Unscd. Notes, Ser. B		8.00	4/15/12			2,250,000	[c]	2,250,000		2,193,750	2,193,750
Cablevision Systems,
Sr. Unscd. Notes, Ser. B		9.64	4/1/09			1,500,000	[c]	1,500,000		1,524,375	1,524,375
Echostar DBS,
Gtd. Notes		6.63	10/1/14			2,500,000		2,500,000		2,493,750	2,493,750
Mediacom Broadband,
Sr. Unscd. Notes		8.50	10/15/15			1,500,000		1,500,000		1,336,875	1,336,875
Mediacom,
Sr. Unscd. Notes		9.50	1/15/13			1,500,000		1,500,000		1,400,625	1,400,625
Virgin Media Finance,
Gtd. Notes		9.13	8/15/16			2,000,000		2,000,000		1,990,000	1,990,000
										10,939,375	10,939,375
Chemicals--2.3%
Airgas,
Gtd. Notes		6.25	7/15/14	1,450,000	[b]			1,450,000	1,392,000		1,392,000
Hexion U.S. Finance/Nova Scotia
Finance, Sr. Unscd. Notes		9.75	11/15/14			1,050,000		1,050,000		1,139,250	1,139,250
Ineos Group Holdings,
Gtd. Notes		8.50	2/15/16	2,550,000	[a,b]			2,550,000	2,282,250		2,282,250
Momentive Performance,
Gtd. Notes		9.75	12/1/14			750,000	[a]	750,000		693,750	693,750
Nalco,
Sr. Sub. Notes		8.88	11/15/13	2,653,000	[b]	1,500,000		4,153,000	2,779,017	1,571,250	4,350,267
PolyOne,
Sr. Unscd. Notes		8.88	5/1/12			1,250,000		1,250,000		1,278,125	1,278,125
Tronox Worldwide Finance,
Gtd. Notes		9.50	12/1/12			750,000		750,000		727,500	727,500
									6,453,267	5,409,875	11,863,142
Commercial & Professional Services--1.3%
Aramark,
Gtd. Notes		8.50	2/1/15	1,012,000				1,012,000	1,029,710		1,029,710
Corrections Corp. of America,
Gtd. Notes		6.25	3/15/13	1,710,000				1,710,000	1,692,900		1,692,900
Education Management,
Gtd. Notes		8.75	6/1/14	625,000				625,000	630,469		630,469
Education Management,
Gtd. Notes		10.25	6/1/16	1,310,000	[b]			1,310,000	1,355,850		1,355,850
Hertz,
Gtd. Notes		8.88	1/1/14	1,375,000				1,375,000	1,400,781		1,400,781
Hertz,
Gtd. Notes		10.50	1/1/16	430,000				430,000	447,200		447,200
									6,556,910		6,556,910
Commercial Mortgage Pass-Through Ctfs.--.2%
Global Signal Trust,
Ser. 2006-1, Cl. F		7.04	2/15/36	1,080,000	[a]			1,080,000	1,052,287		1,052,287
Consumer Products--1.8%
American Achievement,
Gtd. Notes		8.25	4/1/12			1,250,000		1,250,000		1,225,000	1,225,000
Chattem,
Sr. Sub. Notes		7.00	3/1/14	826,000				826,000	819,805		819,805
Da-Lite Screen,
Sr. Notes		9.50	5/15/11			1,500,000		1,500,000		1,500,000	1,500,000
Jarden,
Gtd. Notes		7.50	5/1/17			1,200,000		1,200,000		1,038,000	1,038,000
Leslie’s Poolmart,
Sr. Unscd. Notes		7.75	2/1/13			2,000,000		2,000,000		1,910,000	1,910,000
Simmons,
Gtd. Notes		7.88	1/15/14			2,000,000		2,000,000		1,860,000	1,860,000
Visant Holding,
Sr. Notes		8.75	12/1/13			1,000,000		1,000,000		1,010,000	1,010,000
									819,805	8,543,000	9,362,805
Diversified Financial Services--5.1%
Basell AF,
Gtd. Notes		8.38	8/15/15	2,175,000	[a]			2,175,000	1,767,188		1,767,188
Chevy Chase Bank,
Sub. Notes		6.88	12/1/13	2,550,000				2,550,000	2,441,625		2,441,625
Consolidated Communications
Illinois/Texas Holdings, Sr.
Notes		9.75	4/1/12	761,000				761,000	787,635		787,635
Ford Motor Credit,
Unscd. Notes		7.38	10/28/09	4,745,000				4,745,000	4,468,044		4,468,044
Ford Motor Credit,
Sr. Unscd. Notes		8.00	12/15/16	1,820,000				1,820,000	1,548,252		1,548,252
Ford Motor Credit,
Sr. Unscd. Notes		8.63	11/1/10	1,135,000				1,135,000	1,053,861		1,053,861
GMAC,
Sr. Unsub. Notes	EUR	5.38	6/6/11	1,000,000	[d]			1,000,000	1,209,571		1,209,571
GMAC,
Notes		6.13	1/22/08	1,375,000	[b]			1,375,000	1,375,223		1,375,223
GMAC,
Unsub. Notes		7.75	1/19/10	3,665,000	[b]			3,665,000	3,420,339		3,420,339
GMAC,
Bonds		8.00	11/1/31	1,190,000				1,190,000	1,000,636		1,000,636
HUB International Holdings,
Sr. Sub. Notes		10.25	6/15/15	2,580,000	[a]			2,580,000	2,205,900		2,205,900
Idearc,
Gtd. Notes		8.00	11/15/16	2,330,000				2,330,000	2,149,425		2,149,425
Kansas City Southern Railway,
Gtd. Notes		7.50	6/15/09	600,000				600,000	603,750		603,750
Stena,
Sr. Notes		7.50	11/1/13	1,001,000				1,001,000	992,241		992,241
UCI Holdco,
Sr. Notes		12.49	12/15/13	902,393	[a,c]			902,393	857,273		857,273
									25,880,963		25,880,963
Environmental Control--1.4%
Allied Waste North America,
Scd. Notes		6.88	6/1/17	3,400,000	[b]			3,400,000	3,332,000		3,332,000
Casella Waste Systems,
Gtd. Notes		9.75	2/1/13			2,000,000		2,000,000		2,050,000	2,050,000
Waste Services,
Sr. Sub. Notes		9.50	4/15/14			1,000,000		1,000,000		980,000	980,000
WCA Waste,
Gtd. Notes		9.25	6/15/14	625,000				625,000	639,062		639,062
									3,971,062	3,030,000	7,001,062
Food & Beverages--2.8%
B & G Foods,
Gtd. Notes		8.00	10/1/11			1,000,000		1,000,000		985,000	985,000
Constellation Brands,
Gtd. Notes		7.25	5/15/17			1,000,000	[a]	1,000,000		930,000	930,000
Dean Foods,
Gtd. Notes		7.00	6/1/16	750,000				750,000	671,250		671,250
Del Monte,
Gtd. Notes		8.63	12/15/12			400,000	[c]	400,000		405,000	405,000
Del Monte,
Sr. Sub. Notes		8.63	12/15/12	1,031,000	[c]			1,031,000	1,043,887		1,043,887
Dole Food,
Sr. Notes		8.63	5/1/09	745,000	[c]			745,000	722,650		722,650
Michael Foods,
Gtd. Notes		8.00	11/15/13			1,750,000		1,750,000		1,741,250	1,741,250
Pinnacle Foods,
Sr. Notes		9.25	4/1/15			1,000,000	[a]	1,000,000		917,500	917,500
Pinnacle Foods,
Sr. Sub. Notes		10.63	4/1/17			1,500,000	[a]	1,500,000		1,297,500	1,297,500
Smithfield Foods,
Sr. Notes, Ser. B		7.75	5/15/13	700,000				700,000	693,000		693,000
Smithfield Foods,
Sr. Unscd. Notes		7.75	7/1/17	750,000				750,000	729,375		729,375
Stater Brothers Holdings,
Gtd. Notes		7.75	4/15/15			750,000		750,000		727,500	727,500
Stater Brothers Holdings,
Sr. Notes		8.13	6/15/12	2,675,000				2,675,000	2,654,937		2,654,937
Stater Brothers Holdings,
Gtd. Notes		8.13	6/15/12			750,000		750,000		744,375	744,375
									6,515,099	7,748,125	14,263,224
Food & Drugs--.2%
Rite Aid,
Scd. Notes		7.50	3/1/17			500,000		500,000		443,125	443,125
Rite Aid,
Unscd. Notes		8.13	5/1/10			500,000		500,000		492,500	492,500
										935,625	935,625
Health Care--7.9%
Advanced Medical Optics,
Sr. Sub. Notes		3.25	8/1/26			1,000,000		1,000,000		792,500	792,500
Advanced Medical Optics,
Gtd. Notes		7.50	5/1/17			1,000,000		1,000,000		925,000	925,000
Alliance Imaging,
Sr. Sub. Notes		7.25	12/15/12	495,000	[a]			495,000	472,725		472,725
Bausch & Lomb,
Sr. Unscd. Notes		9.88	11/1/15	1,095,000	[a]	1,000,000	[a]	2,095,000	1,114,162	1,017,500	2,131,662
Carriage Services,
Gtd. Notes		7.88	1/15/15			1,000,000		1,000,000		990,000	990,000
Community Health Systems,
Gtd. Notes		8.88	7/15/15	2,650,000		2,000,000		4,650,000	2,712,938	2,047,500	4,760,438
Davita,
Gtd. Notes		6.63	3/15/13	500,000				500,000	500,000		500,000
HCA,
Sr. Unscd. Notes		6.30	10/1/12	2,255,000				2,255,000	2,018,225		2,018,225
HCA,
Sr. Unscd. Notes		6.50	2/15/16			1,000,000		1,000,000		850,000	850,000
HCA,
Sr. Unscd. Notes		8.75	9/1/10	2,245,000				2,245,000	2,275,869		2,275,869
HCA,
Scd. Notes		9.13	11/15/14	350,000				350,000	364,875		364,875
HCA,
Scd. Notes		9.25	11/15/16	1,300,000				1,300,000	1,368,250		1,368,250
HCA,
Sr. Scd. Notes		9.25	11/15/16			2,500,000		2,500,000		2,631,250	2,631,250
Health Management Associates,
Scd. Notes		6.13	4/15/16			1,000,000		1,000,000		871,896	871,896
IASIS Healthcare,
Gtd. Notes		8.75	6/15/14			1,250,000		1,250,000		1,256,250	1,256,250
LifePoint Hospitals,
Sr. Sub. Notes		3.25	8/15/25			550,000		550,000		471,625	471,625
LVB Acquisition Merger,
Gtd. Bonds		10.00	10/15/17			750,000	[a]	750,000		768,750	768,750
Omnicare,
Gtd. Debs., Ser. OCR		3.25	12/15/35			200,000		200,000		146,750	146,750
Par Pharmaceutical Cos.,
Sr. Sub. Notes		2.88	9/30/10			750,000		750,000		693,750	693,750
Psychiatric Solutions,
Gtd. Notes		7.75	7/15/15	3,700,000		2,000,000		5,700,000	3,709,250	2,005,000	5,714,250
Service Corp. International,
Sr. Unscd. Notes		7.63	10/1/18			1,000,000		1,000,000		1,010,000	1,010,000
Stewart Enterprises,
Sr. Notes		6.25	2/15/13			600,000	[c]	600,000		567,000	567,000
Tenet Healthcare,
Sr. Notes		6.38	12/1/11	1,260,000				1,260,000	1,152,900		1,152,900
Tenet Healthcare,
Sr. Notes		9.88	7/1/14	1,712,000				1,712,000	1,639,240		1,639,240
United Surgical Partners,
Gtd. Notes		8.88	5/1/17			1,500,000		1,500,000		1,488,750	1,488,750
Universal Hospital Services,
Sr. Scd. Notes		8.28	6/1/15			2,000,000	[c]	2,000,000		2,010,000	2,010,000
Vanguard Health Holding II,
Gtd. Notes		9.00	10/1/14			1,000,000		1,000,000		967,500	967,500
Warner Chilcott,
Gtd. Notes		8.75	2/1/15			1,500,000	[c]	1,500,000		1,552,500	1,552,500
									17,328,434	23,063,521	40,391,955
Investment Companies--.3%
Nuveen Investments,
Sr. Notes		10.50	11/15/15			1,400,000	[a]	1,400,000		1,401,750	1,401,750
Lodging & Entertainment--8.9%
AMC Entertainment,
Sr. Sub. Notes		8.00	3/1/14	2,632,000				2,632,000	2,487,240		2,487,240
Boyd Gaming,
Sr. Sub. Notes		6.75	4/15/14			1,000,000		1,000,000		957,500	957,500
Boyd Gaming,
Jr. Notes		7.75	12/15/12			1,250,000		1,250,000		1,271,875	1,271,875
CCM Merger,
Notes		8.00	8/1/13	630,000	[a]	1,500,000	[a]	2,130,000	596,925	1,421,250	2,018,175
Chukchansi Economic Development
Authority, Sr. Unscd. Notes		6.33	11/15/12			500,000	[a,c]	500,000		490,000	490,000
Cinemark,
Sr. Discount Notes		9.75	3/15/14	3,250,000	[e]			3,250,000	3,042,813		3,042,813
Fontainebleau Las Vegas Holdings,
Mortgage Notes		10.25	6/15/15	1,815,000	[a]			1,815,000	1,583,587		1,583,587
Gaylord Entertainment,
Gtd. Notes		6.75	11/15/14	1,425,000				1,425,000	1,350,187		1,350,187
Gaylord Entertainment,
Gtd. Notes		8.00	11/15/13	900,000				900,000	900,000		900,000
Herbst Gaming,
Gtd. Notes		7.00	11/15/14			1,750,000		1,750,000		1,041,250	1,041,250
Mandalay Resort Group,
Sr. Unscd. Notes		6.50	7/31/09	1,651,000				1,651,000	1,659,255		1,659,255
Marquee Holdings,
Sr. Discount Notes		12.00	8/15/14	610,000	[e]			610,000	491,050		491,050
MGM Mirage,
Gtd. Notes		7.50	6/1/16			1,750,000		1,750,000		1,741,250	1,741,250
MGM Mirage,
Gtd. Notes		8.38	2/1/11	470,000	[b]			470,000	482,925		482,925
MGM Mirage,
Gtd. Notes		8.50	9/15/10	1,518,000				1,518,000	1,582,515		1,582,515
Mohegan Tribal Gaming Authority,
Gtd. Notes		6.38	7/15/09	2,048,000	[b]			2,048,000	2,058,240		2,058,240
Mohegan Tribal Gaming,
Gtd. Notes		6.88	2/15/15			400,000		400,000		378,000	378,000
MTR Gaming Group,
Gtd. Notes, Ser. B		9.75	4/1/10			1,000,000		1,000,000		1,005,000	1,005,000
Penn National Gaming,
Sr. Sub. Notes		6.75	3/1/15			500,000		500,000		509,375	509,375
Penn National Gaming,
Gtd. Notes		6.88	12/1/11			500,000		500,000		507,500	507,500
Pinnacle Entertainment I,
Sr. Sub. Notes		7.50	6/15/15			1,250,000	[a]	1,250,000		1,140,625	1,140,625
Pinnacle Entertainment,
Gtd. Notes		8.25	3/15/12			1,500,000		1,500,000		1,522,500	1,522,500
Pokagon Gaming Authority,
Sr. Notes		10.38	6/15/14	2,825,000	[a]			2,825,000	3,051,000		3,051,000
Scientific Games,
Gtd. Notes		6.25	12/15/12	2,015,000				2,015,000	1,934,400		1,934,400
Seneca Gaming,
Sr. Unscd. Notes, Ser. B		7.25	5/1/12	1,200,000		1,000,000		2,200,000	1,215,000	1,012,500	2,227,500
Seneca Gaming,
Sr. Notes		7.25	5/1/12			1,400,000		1,400,000		1,417,500	1,417,500
Shingle Springs Tribal Group,
Sr. Notes		9.38	6/15/15	1,130,000	[a]			1,130,000	1,101,750		1,101,750
Shuffle Master,
Sr. Notes		1.25	4/15/24			1,000,000		1,000,000		910,000	910,000
Speedway Motorsports,
Sr. Sub. Notes		6.75	6/1/13	1,875,000				1,875,000	1,856,250		1,856,250
Station Casinos,
Sr. Sub. Notes		6.50	2/1/14	500,000	[b]			500,000	377,500		377,500
Station Casinos,
Sr. Unscd. Notes		7.75	8/15/16			1,500,000		1,500,000		1,361,250	1,361,250
Trump Entertainment Resorts,
Scd. Notes		8.50	6/1/15	555,000				555,000	425,269		425,269
Vail Resorts,
Gtd. Notes		6.75	2/15/14	1,500,000				1,500,000	1,485,000		1,485,000
Wynn Las Vegas,
First Mortgage Notes		6.63	12/1/14			1,000,000		1,000,000		987,500	987,500
									27,680,906	17,674,875	45,355,781
Machinery--1.5%
Case,
Notes		7.25	1/15/16	2,500,000	[b]			2,500,000	2,512,500		2,512,500
Columbus McKinnon,
Sr. Sub. Notes		8.88	11/1/13	605,000				605,000	629,200		629,200
Douglas Dynamics,
Gtd. Notes		7.75	1/15/12	1,980,000	[a]			1,980,000	1,722,600		1,722,600
Terex,
Gtd. Notes		7.38	1/15/14	2,725,000				2,725,000	2,772,687		2,772,687
									7,636,987		7,636,987
Manufacturing--2.4%
Bombardier,
Notes		6.30	5/1/14	1,500,000	[a]			1,500,000	1,473,750		1,473,750
Bombardier,
Sr. Unscd. Notes		8.00	11/15/14	500,000	[a]			500,000	525,000		525,000
Chart Industries,
Sr. Sub. Notes		9.13	10/15/15			1,750,000	[c]	1,750,000		1,802,500	1,802,500
General Growth Properties,
Sr. Notes		3.98	4/15/27			500,000	[a]	500,000		406,250	406,250
J.B. Poindexter & Co.,
Gtd. Notes		8.75	3/15/14	1,500,000	[b]			1,500,000	1,263,750		1,263,750
L-1 Identity Solutions I,
Sr. Unscd. Notes		3.75	5/15/27			500,000		500,000		499,625	499,625
Mueller Water Products,
Gtd. Notes		7.38	6/1/17	385,000				385,000	346,019		346,019
Polypore,
Gtd. Notes		8.75	5/15/12	550,000				550,000	540,375		540,375
RBS Global & Rexnord,
Gtd. Notes		9.50	8/1/14	1,270,000				1,270,000	1,263,650		1,263,650
RBS Global & Rexnord,
Gtd. Notes		11.75	8/1/16	525,000	[b]			525,000	515,813		515,813
SPX,
Sr. Notes		7.63	12/15/14			1,000,000	[a]	1,000,000		1,021,250	1,021,250
Terex,
Sr. Sub. Notes		8.00	11/15/17			1,000,000		1,000,000		1,017,500	1,017,500
Trimas,
Gtd. Notes		9.88	6/15/12			1,750,000		1,750,000		1,715,000	1,715,000
									5,928,357	6,462,125	12,390,482
Media--5.6%
CCH I Holdings,
Scd. Notes		11.00	10/1/15	2,395,000				2,395,000	1,963,900		1,963,900
CCH II,
Sr. Unscd. Notes		10.25	9/15/10	2,740,000	[b]			2,740,000	2,698,900		2,698,900
CSC Holdings,
Sr. Notes, Ser. B		7.63	4/1/11	2,000,000				2,000,000	2,005,000		2,005,000
CSC Holdings,
Sr. Notes, Ser. B		8.13	7/15/09	750,000				750,000	764,063		764,063
Dex Media,
Sr. Discount Notes		9.00	11/15/13			2,000,000	[c]	2,000,000		1,830,000	1,830,000
Dex Media West/Finance,
Sr. Unscd. Notes, Ser. B		8.50	8/15/10	520,000	[b]			520,000	529,750		529,750
Dex Media West/Finance,
Gtd. Notes, Ser. B		9.88	8/15/13	2,879,000				2,879,000	3,001,358		3,001,358
General Cable,
Gtd. Notes		7.13	4/1/17	605,000				605,000	595,925		595,925
Hughes Network Systems,
Gtd. Notes		9.50	4/15/14			2,500,000		2,500,000		2,543,750	2,543,750
Intelsat Bermuda,
Gtd. Notes		9.25	6/15/16			1,000,000		1,000,000		1,010,000	1,010,000
Intelsat Bermuda,
Gtd. Notes		11.25	6/15/16			2,100,000		2,100,000		2,178,750	2,178,750
ION Media Networks,
Sr. Sub. Notes		11.00	7/31/13	35,172	[a]			35,172	17,762		17,762
Kabel Deutschland,
Gtd. Notes		10.63	7/1/14	1,795,000				1,795,000	1,893,725		1,893,725
Lamar Media,
Sr. Sub. Notes		6.63	8/15/15			500,000	[a]	500,000		488,750	488,750
Lamar Media,
Sr. Unscd. Notes		6.63	8/15/15			750,000		750,000		733,125	733,125
LBI Media,
Sr. Sub. Notes		8.50	8/1/17	1,300,000	[a]			1,300,000	1,259,375		1,259,375
Mediacom,
Sr. Unscd. Notes		9.50	1/15/13	465,000				465,000	434,194		434,194
Nexstar Finance Holdings,
Sr. Discount Notes		11.38	4/1/13	956,000	[e]			956,000	952,415		952,415
Nexstar Finance,
Gtd. Notes		7.00	1/15/14	915,000				915,000	856,669		856,669
Quebecor Media,
Sr. Unscd. Notes		7.75	3/15/16			500,000	[a]	500,000		482,500	482,500
Quebecor Media,
Sr. Notes		7.75	3/15/16			2,000,000		2,000,000		1,930,000	1,930,000
Radio One,
Gtd. Notes, Ser. B		8.88	7/1/11	95,000				95,000	89,181		89,181
									17,062,217	11,196,875	28,259,092
Mining & Metals--2.7%
Aleris International,
Gtd. Notes		10.00	12/15/16			1,500,000		1,500,000		1,222,500	1,222,500
Alpha Natural Resources,
Gtd. Notes		10.00	6/1/12			1,500,000	[c]	1,500,000		1,593,750	1,593,750
Arch Western Finance,
Sr. Scd. Notes		6.75	7/1/13	750,000	[c]	1,500,000	[c]	2,250,000	731,250	1,462,500	2,193,750
CSN Islands IX,
Gtd. Notes		10.50	1/15/15	1,500,000	[a,c]			1,500,000	1,743,750		1,743,750
Freeport-McMoran Copper & Gold,
Sr. Unscd. Notes		8.25	4/1/15	2,300,000				2,300,000	2,443,750		2,443,750
Freeport-McMoran Copper & Gold,
Sr. Unscd. Notes		8.39	4/1/15			1,000,000	[c]	1,000,000		1,017,500	1,017,500
Gibraltar Industries,
Gtd. Notes, Ser. B		8.00	12/1/15	670,000	[c]			670,000	606,350		606,350
Mashantucket Pequot Tribe,
Bonds		8.50	11/15/15	650,000	[a,b]			650,000	656,500		656,500
Massey Energy,
Gtd. Notes		6.63	11/15/10			1,000,000		1,000,000		982,500	982,500
Massey Energy,
Gtd. Notes		6.88	12/15/13			500,000		500,000		473,750	473,750
Peabody Energy,
Gtd. Notes, Ser. B		6.88	3/15/13	805,000				805,000	813,050		813,050
									6,994,650	6,752,500	13,747,150
Non Food & Drug--2.4%
Autonation,
Gtd. Notes		7.24	4/15/13			1,700,000	[c]	1,700,000		1,576,750	1,576,750
Buhrmann US,
Gtd. Notes		8.25	7/1/14			2,000,000		2,000,000		1,920,000	1,920,000
Pantry,
Gtd. Notes		7.75	2/15/14			1,000,000		1,000,000		925,000	925,000
Penske Auto Group,
Gtd. Bonds		7.75	12/15/16			1,500,000		1,500,000		1,410,000	1,410,000
Petro Stopping Centers,
Gtd. Notes		9.00	2/15/12			1,000,000		1,000,000		1,047,500	1,047,500
Sally Holdings,
Gtd. Notes		9.25	11/15/14			1,000,000		1,000,000		995,000	995,000
Sally Holdings,
Gtd. Notes		10.50	11/15/16			1,750,000		1,750,000		1,732,500	1,732,500
Susser Holdings,
Gtd. Notes		10.63	12/15/13			1,412,000		1,412,000		1,468,480	1,468,480
Yankee Acquisition,
Gtd. Notes, Ser. B		8.50	2/15/15			1,000,000		1,000,000		926,250	926,250
										12,001,480	12,001,480
Oil & Gas--6.8%
Berry Petroleum,
Sr. Sub. Notes		8.25	11/1/16			1,050,000		1,050,000		1,078,875	1,078,875
Chesapeake Energy,
Gtd. Notes		7.00	8/15/14	1,240,000				1,240,000	1,252,400		1,252,400
Chesapeake Energy,
Gtd. Notes		7.50	6/15/14	775,000				775,000	792,438		792,438
Cimarex Energy
Gtd. Notes		7.13	5/1/17	1,610,000				1,610,000	1,589,875		1,589,875
Colorado Interstate Gas,
Sr. Unscd. Notes		5.95	3/15/15	540,000				540,000	536,930		536,930
Complete Production Services,
Gtd. Notes		8.00	12/15/16			1,250,000		1,250,000		1,215,625	1,215,625
Compton Petroleum Finance,
Gtd. Notes		7.63	12/1/13			1,500,000		1,500,000		1,402,500	1,402,500
Denbury Resources,
Gtd. Notes		7.50	4/1/13			1,000,000		1,000,000		1,015,000	1,015,000
Denbury Resources,
Sr. Sub. Notes		7.50	12/15/15			1,000,000		1,000,000		1,015,000	1,015,000
Dynegy Holdings,
Sr. Unscd. Notes		8.38	5/1/16	2,435,000	[b]			2,435,000	2,392,388		2,392,388
Dynegy Holdings,
Sr. Notes		8.75	2/15/12	270,000	[b]			270,000	274,050		274,050
Encore Acquisition,
Gtd. Notes		6.00	7/15/15			1,500,000		1,500,000		1,357,500	1,357,500
Encore Acquisition,
Gtd. Notes		6.25	4/15/14			750,000		750,000		699,375	699,375
Energy Partners,
Gtd. Notes		9.75	4/15/14			1,500,000		1,500,000		1,425,000	1,425,000
Exco Resources,
Gtd. Notes		7.25	1/15/11			3,000,000		3,000,000		2,902,500	2,902,500
Key Energy Services,
Sr. Notes		8.38	12/1/14			1,000,000	[a]	1,000,000		1,027,500	1,027,500
Mariner Energy,
Gtd. Notes		8.00	5/15/17			1,500,000		1,500,000		1,434,375	1,434,375
PetroHawk Energy,
Gtd. Notes		9.13	7/15/13			2,065,000		2,065,000		2,183,738	2,183,738
Petroplus Finance,
Gtd. Notes		7.00	5/1/17			2,250,000	[a]	2,250,000		2,070,000	2,070,000
W&T Offshore,
Gtd. Notes		8.25	6/15/14			2,000,000	[a]	2,000,000		1,885,000	1,885,000
Whiting Petroleum,
Gtd. Notes		7.25	5/1/13	2,000,000	[b]			2,000,000	1,980,000		1,980,000
Williams Cos.,
Sr. Unscd. Notes		7.13	9/1/11	250,000	[b]			250,000	265,313		265,313
Williams Cos.,
Notes		7.23	10/1/10	2,375,000	[a,c]			2,375,000	2,416,563		2,416,563
Williams Cos.,
Sr. Notes		7.63	7/15/19	975,000				975,000	1,061,531		1,061,531
Williams Cos.,
Sr. Unscd. Notes		7.88	9/1/21	1,170,000				1,170,000	1,303,088		1,303,088
									13,864,576	20,711,988	34,576,564
Packaging & Containers--3.8%
Ball,
Gtd. Notes		6.88	12/15/12	300,000				300,000	306,000		306,000
BPC Holding,
Scd. Notes		8.87	9/15/14	180,000	[c]			180,000	169,200		169,200
BPC Holding,
Scd. Notes		8.88	9/15/14	1,345,000	[b]			1,345,000	1,284,475		1,284,475
BWAY,
Gtd. Notes		10.00	10/15/10			1,000,000	[c]	1,000,000		995,000	995,000
Crown Americas,
Gtd. Notes		7.63	11/15/13	3,715,000				3,715,000	3,817,163		3,817,163
Crown Americas,
Gtd. Notes		7.75	11/15/15	3,835,000				3,835,000	3,969,225		3,969,225
Norampac,
Gtd. Notes		6.75	6/1/13	2,380,000	[b]			2,380,000	2,183,650		2,183,650
Owens Brockway Glass Container,
Gtd. Notes		6.75	12/1/14	519,000		750,000		1,269,000	519,000	750,000	1,269,000
Owens Brockway Glass Container,
Gtd. Notes		8.25	5/15/13	515,000				515,000	536,888		536,888
Owens Brockway Glass Container,
Gtd. Notes		8.88	2/15/09	822,000				822,000	826,110		826,110
Plastipak Holdings,
Sr. Notes		8.50	12/15/15	2,200,000	[a,b]			2,200,000	2,211,000		2,211,000
Stone Container,
Sr. Unscd. Notes		8.00	3/15/17	1,945,000				1,945,000	1,889,081		1,889,081
									17,711,792	1,745,000	19,456,792
Paper & Forest Products--1.8%
Georgia-Pacific,
Gtd. Notes		7.00	1/15/15	3,410,000	[a]			3,410,000	3,333,275		3,333,275
Georgia-Pacific,
Sr. Unscd. Notes		8.00	1/15/24	725,000				725,000	677,875		677,875
Graphic Packaging International,
Gtd. Notes		8.50	8/15/11			1,000,000		1,000,000		995,000	995,000
New Page,
Sr. Scd. Notes		10.00	5/1/12			1,500,000	[a]	1,500,000		1,515,000	1,515,000
Smurfit-Stone Container,
Sr. Unscd. Notes		8.00	3/15/17			1,750,000		1,750,000		1,699,688	1,699,688
Verso Paper,
Gtd. Notes, Ser. B		11.38	8/1/16	635,000				635,000	647,700		647,700
									4,658,850	4,209,688	8,868,538
Printing & Publishing--1.0%
Cenveo Corporation,
Sr. Sub. Notes		7.88	12/1/13			1,500,000		1,500,000		1,344,375	1,344,375
Idearc,
Gtd. Notes		8.00	11/15/16			1,750,000		1,750,000		1,614,375	1,614,375
R.H. Donnelley,
Sr. Notes, Ser. A-3		8.88	1/15/16			1,750,000		1,750,000		1,645,000	1,645,000
RH Donnelley,
Sr. Unscd. Notes		6.88	1/15/13			800,000		800,000		720,000	720,000
										5,323,750	5,323,750
Property & Casualty Insurance--.7%
Allmerica Financial,
Debs.		7.63	10/15/25	1,500,000				1,500,000	1,456,875		1,456,875
Leucadia National,
Sr. Unscd. Notes		7.13	3/15/17	2,315,000				2,315,000	2,152,950		2,152,950
									3,609,825		3,609,825
Real Estate Investment Trusts--.9%
B.F. Saul REIT,
Scd. Notes		7.50	3/1/14	1,525,000				1,525,000	1,410,625		1,410,625
Host Marriott,
Gtd. Notes, Ser. M		7.00	8/15/12	2,500,000				2,500,000	2,512,500		2,512,500
Realogy,
Gtd. Notes		12.38	4/15/15	1,080,000	[a,b]			1,080,000	683,100		683,100
									4,606,225		4,606,225
Restaurants--.4%
Seminole Hard Rock Entertainment,
Sr. Scd. Notes		7.49	3/15/14			2,000,000	[a,c]	2,000,000		1,920,000	1,920,000
Retail--1.8%
Amerigas Partners,
Sr. Unscd. Notes		7.25	5/20/15	1,245,000				1,245,000	1,226,325		1,226,325
Central European Distribution,
Scd. Bonds	EUR	8.00	7/25/12	500,000	[a,d]			500,000	735,374		735,374
Invista,
Sr. Unscd. Notes		9.25	5/1/12	3,710,000	[a]			3,710,000	3,858,400		3,858,400
Levi Strauss & Co.,
Sr. Unsub. Notes		9.75	1/15/15	700,000				700,000	701,750		701,750
Michaels Stores,
Gtd. Notes		10.00	11/1/14	880,000	[b]			880,000	840,400		840,400
Neiman-Marcus Group,
Gtd. Notes		9.00	10/15/15	665,000				665,000	689,106		689,106
Rite Aid,
Gtd. Notes		9.38	12/15/15	1,470,000				1,470,000	1,227,450		1,227,450
									9,278,805		9,278,805
Specialty Steel--.2%
Steel Dynamics,
Sr. Notes		7.38	11/1/12	1,200,000	[a]			1,200,000	1,212,000		1,212,000
Support Services--3.6%
Aramark,
Gtd. Notes		8.41	2/1/15			1,000,000	[c]	1,000,000		980,000	980,000
Aramark,
Sr. Unscd. Notes		8.50	2/1/15			2,000,000		2,000,000		2,035,000	2,035,000
Avis Budget Car Rental,
Gtd. Notes		7.37	5/15/14			1,250,000	[c]	1,250,000		1,156,250	1,156,250
Corrections Corp. of America,
Sr. Notes		7.50	5/1/11			750,000		750,000		763,125	763,125
Education Management,
Gtd. Notes		10.25	6/1/16			1,000,000		1,000,000		1,035,000	1,035,000
FTI Consulting,
Gtd. Notes		7.75	10/1/16			1,100,000		1,100,000		1,149,500	1,149,500
Hertz,
Gtd. Notes		8.88	1/1/14			2,250,000		2,250,000		2,292,188	2,292,188
HUB International Holdings,
Sr. Sub. Notes		10.25	6/15/15			2,000,000	[a]	2,000,000		1,710,000	1,710,000
Iron Mountain,
Gtd. Notes		7.75	1/15/15			1,000,000		1,000,000		1,022,500	1,022,500
Iron Mountain,
Gtd. Notes		8.63	4/1/13			500,000		500,000		508,750	508,750
Mac-Gray,
Sr. Unscd. Notes		7.63	8/15/15			1,250,000		1,250,000		1,225,000	1,225,000
Mobile Services Storage Group,
Sr. Notes		9.75	8/1/14			1,000,000		1,000,000		925,000	925,000
RSC Equipment Rental,
Gtd. Notes		9.50	12/1/14			1,400,000		1,400,000		1,260,000	1,260,000
West,
Gtd. Notes		9.50	10/15/14			1,000,000		1,000,000		985,000	985,000
West,
Gtd. Notes		11.00	10/15/16			1,000,000		1,000,000		997,500	997,500
										18,044,813	18,044,813
Technology--2.9%
Amkor Technologies,
Gtd. Notes		9.25	6/1/16	750,000				750,000	755,625		755,625
Belden,
Sr. Sub. Notes		7.00	3/15/17	500,000				500,000	490,000		490,000
Celestica,
Sr. Sub. Notes		7.63	7/1/13			500,000		500,000		468,750	468,750
Celestica,
Sr. Sub. Notes		7.88	7/1/11			500,000		500,000		483,750	483,750
Flextronics International,
Sr. Sub. Notes		6.50	5/15/13			500,000		500,000		487,500	487,500
Freescale Semiconductor,
Sr. Unscd. Notes		8.88	12/15/14	2,785,000				2,785,000	2,499,538		2,499,538
Freescale Semiconductor,
Gtd. Notes		10.13	12/15/16	805,000	[b]			805,000	668,150		668,150
Sensata Technologies,
Gtd. Notes	EUR	9.00	5/1/16	475,000	[d]			475,000	613,663		613,663
Sungard Data Systems,
Gtd. Notes		9.13	8/15/13			1,500,000		1,500,000		1,533,750	1,533,750
Sungard Data Systems,
Gtd. Notes		10.25	8/15/15	2,100,000		2,500,000		4,600,000	2,157,750	2,568,750	4,726,500
Syniverse Technologies,
Gtd. Notes, Ser. B		7.75	8/15/13			2,000,000		2,000,000		1,940,000	1,940,000
									7,184,726	7,482,500	14,667,226
Telecommunications--8.1%
Centennial Cellular Operating,
Gtd. Notes		10.13	6/15/13	815,000				815,000	859,825		859,825
Centennial Communications,
Sr. Notes		10.98	1/1/13			1,500,000	[c]	1,500,000		1,541,250	1,541,250
Centennial Communications,
Sr. Unscd. Notes		8.13	2/1/14	600,000	[c]	1,000,000	[c]	1,600,000	594,000	990,000	1,584,000
Cincinnati Bell,
Gtd. Notes		8.38	1/15/14			1,500,000		1,500,000		1,470,000	1,470,000
Citizens Communications,
Sr. Unscd. Notes		7.88	1/15/27			1,000,000		1,000,000		957,500	957,500
Cricket Communications I,
Gtd. Notes		9.38	11/1/14	740,000				740,000	697,450		697,450
Digicel Group,
Sr. Notes		8.88	1/15/15	800,000	[a]			800,000	734,000		734,000
Digicel Group,
Sr. Unscd. Notes		9.13	1/15/15	1,712,000	[a,b]			1,712,000	1,566,480		1,566,480
Hawaiian Telcom Communications,
Gtd. Notes, Ser. B		10.32	5/1/13			500,000	[c]	500,000		506,250	506,250
Intelsat Bermuda,
Sr. Unscd. Notes		11.25	6/15/16	3,455,000				3,455,000	3,584,562		3,584,562
Intelsat Subsidiary Holding,
Sr. Notes		8.25	1/15/13	1,610,000	[c]			1,610,000	1,626,100		1,626,100
Intelsat Subsidiary Holding,
Gtd. Notes		8.63	1/15/15	275,000	[c]			275,000	277,750		277,750
Intelsat,
Sr. Unscd. Notes		7.63	4/15/12	1,360,000				1,360,000	1,122,000		1,122,000
Level 3 Financing,
Gtd. Notes		9.15	2/15/15	1,150,000	[c]			1,150,000	974,625		974,625
Local Insight Regatta Holdings,
Sr. Sub. Notes		11.00	12/1/17			1,250,000	[a]	1,250,000		1,243,750	1,243,750
MetroPCS Wireless,
Gtd. Notes		9.25	11/1/14	1,475,000				1,475,000	1,393,875		1,393,875
Nordic Telephone Holdings,
Scd. Notes	EUR	8.25	5/1/16	1,175,000	[a,d]			1,175,000	1,740,994		1,740,994
Nordic Telephone Holdings,
Scd. Bonds		8.88	5/1/16	300,000	[a]	3,500,000	[a]	3,800,000	309,000	3,605,000	3,914,000
Paetec Holding,
Gtd. Notes		9.50	7/15/15			2,000,000	[a]	2,000,000		1,960,000	1,960,000
Qwest,
Bank Note, Ser. B		6.95	6/30/10	852,000	[c]			852,000	867,975		867,975
Qwest,
Sr. Notes		7.88	9/1/11	440,000				440,000	459,800		459,800
Qwest,
Sr. Notes		8.24	6/15/13	710,000	[c]			710,000	727,750		727,750
Qwest,
Sr. Unscd. Notes		8.24	6/15/13			1,000,000	[c]	1,000,000		1,025,000	1,025,000
US Unwired,
Gtd. Notes, Ser. B		10.00	6/15/12	2,149,000	[b]			2,149,000	2,278,557		2,278,557
Wind Acquisition Finance,
Scd. Bonds		10.75	12/1/15	500,000	[a]			500,000	547,500		547,500
Windstream,
Gtd. Notes		7.00	3/15/19			2,000,000		2,000,000		1,915,000	1,915,000
Windstream,
Gtd. Notes		8.13	8/1/13	5,045,000				5,045,000	5,246,800		5,246,800
Windstream,
Gtd. Notes		8.63	8/1/16			500,000		500,000		527,500	527,500
									25,609,043	15,741,250	41,350,293
Textiles & Apparel--.8%
Hanesbrands,
Gtd. Notes, Ser. B		8.20	12/15/14			1,500,000	[c]	1,500,000		1,492,500	1,492,500
Oxford Industries,
Gtd. Notes		8.88	6/1/11			1,150,000		1,150,000		1,150,000	1,150,000
Perry Ellis International,
Gtd. Notes, Ser. B		8.88	9/15/13			500,000		500,000		485,000	485,000
Warnaco,
Sr. Unscd. Notes		8.88	6/15/13			1,000,000		1,000,000		1,020,000	1,020,000
										4,147,500	4,147,500
Transportation--.8%
Bristow Group,
Sr. Notes		7.50	9/15/17			1,000,000	[a]	1,000,000		1,010,000	1,010,000
CHC Helicopter,
Gtd. Notes		7.38	5/1/14			1,000,000		1,000,000		950,000	950,000
Gulfmark Offshore,
Gtd. Notes		7.75	7/15/14			1,250,000	[c]	1,250,000		1,268,750	1,268,750
Kansas City Southern of Mexico,
Sr. Unsub. Notes		7.63	12/1/13	825,000				825,000	817,781		817,781
									817,781	3,228,750	4,046,531
Utilities--5.4%
AES,
Sr. Notes		7.75	10/15/15	450,000	[a]			450,000	459,000		459,000
AES,
Sr. Notes		8.00	10/15/17	300,000	[a]			300,000	308,250		308,250
AES,
Sr. Unsub. Notes		8.88	2/15/11	1,490,000				1,490,000	1,560,775		1,560,775
AES,
Sr. Notes		9.38	9/15/10	1,000,000				1,000,000	1,055,000		1,055,000
Dynegy Holdings,
Sr. Unscd. Debs.		7.13	5/15/18			500,000		500,000		445,000	445,000
Dynegy Holdings,
Sr. Unscd. Notes		8.38	5/1/16			1,000,000		1,000,000		982,500	982,500
Edison Mission Energy,
Sr. Notes		7.00	5/15/17	200,000	[a]			200,000	197,500		197,500
Edison Mission Energy,
Sr. Unscd. Notes		7.20	5/15/19			1,000,000		1,000,000		987,500	987,500
Edison Mission Energy,
Sr. Unscd. Notes		7.50	6/15/13	1,185,000				1,185,000	1,220,550		1,220,550
Edison Mission Energy,
Sr. Unscd. Notes		7.63	5/15/27			1,000,000		1,000,000		945,000	945,000
Energy Future Holdings,
Gtd. Notes		10.88	11/1/17	2,025,000	[a]	750,000	[a]	2,775,000	2,045,250	757,500	2,802,750
Inergy,
Sr. Unscd. Notes		6.88	12/15/14			1,500,000		1,500,000		1,466,250	1,466,250
Mirant Americas Generation,
Sr. Unscd. Notes		8.30	5/1/11	1,625,000				1,625,000	1,637,187		1,637,187
Mirant North America,
Gtd. Notes		7.38	12/31/13	2,315,000				2,315,000	2,332,362		2,332,362
Nevada Power,
Mortgage Notes, Ser. A		8.25	6/1/11	1,321,000				1,321,000	1,441,443		1,441,443
NRG Energy,
Gtd. Notes		7.25	2/1/14	1,050,000				1,050,000	1,026,375		1,026,375
NRG Energy,
Gtd. Notes		7.38	2/1/16	225,000		1,250,000		1,475,000	219,938	1,221,875	1,441,813
NRG Energy,
Gtd. Notes		7.38	1/15/17	565,000				565,000	552,287		552,287
Reliant Energy,
Sr. Notes		7.63	6/15/14	2,985,000	[b]			2,985,000	2,970,075		2,970,075
Sierra Pacific Resources,
Sr. Unscd. Notes		8.63	3/15/14	1,910,000				1,910,000	2,050,446		2,050,446
Texas Computer Electric Holdings,
Gtd. Notes		10.25	11/1/15			1,250,000	[a]	1,250,000		1,243,748	1,243,748
									19,076,438	8,049,373	27,125,811
Total Bonds and Notes
(cost $272,486,029 and $229,341,431, respectively)									266,554,580	222,293,850	488,848,430

Preferred Stocks--.5%	Shares					Value ($)
Banks--.2%
Sovereign Capital Trust IV,
Conv., Cum. $2.1875	41,900				41,900	1,236,050		1,236,050

Media--.3%
Spanish Broadcasting System,
Ser. B, Cum. $107.505	1,482		1		1,483	1,499,058	649	1,499,707
Total Preferred Stocks
(cost $3,626,763 and $721, respectively)						2,735,108	649	2,735,757

Common Stocks--.2%
Cable & Media--.0%
Time Warner Cable, Cl. A	8	[f]			8	221		221

Electric Utilities--.1%
Mirant	9,276	[b,f]			9,276	361,578		361,578

Telecommunications--.1%
AboveNet	5,292	[f]			5,292	412,776		412,776
AboveNet (warrants 9/8/2008)	718	[f]			718	39,490		39,490
AboveNet (warrants 9/8/2010)	844	[f]			844	42,200		42,200
						494,466		494,466
Total Common Stocks
(cost $378,999 and $0, respectively)						856,265		856,265

Other Investment--2.0%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $6,050,000 and $3,929,000, respectively)	6,050,000	[g]	3,929,000	[g]	9,979,000	6,050,000	3,929,000	9,979,000

Investment of Cash Collateral for
Securities Loaned--6.7%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $34,274,830 and $0, respectively)	34,274,830	[g]			34,274,830	34,274,830		34,274,830

Total Investments (cost $316,816,621 and $233,271,152, respectively)					105.6%	310,470,783	226,223,499	536,694,282
Liabilities, Less Cash and Receivables					-5.6%	(30,464,094)	1,981,156	(28,482,938)
Net Assets					100.0%	280,006,689	228,204,655	508,211,344

REIT - Real Estate Investment Trust
a

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, these securities amounted to $78,566,346 or 15.5% of pro forma net assets.

b

All or a portion of these securities are on loan. At December 31, 2007, the total pro forma market value of the funds' securities on loan is $31,802,565 and the total pro forma market value of the collateral held by the funds is $34,685,093 consisting of cash collateral of $34,274,830 and U.S. Government and Agency securities valued at $410,263.

c	Variable rate security--interest rate subject to periodic change.
d	Principal amount stated in U.S. Dollars unless otherwise noted. EUR--Euro
e	Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
f	Non-income producing security.
g	Investment in affiliated money market mutual fund.

As of 12/31/2007, all of the securities held by Dreyfus Premier High Income Fund comport with the investment strategies and restrictions of Dreyfus Premier Limited Term High Yield Fund and

management does not anticipate having to dispose of any securities as a result of the merger.

See notes to unaudited pro forma financial statements.

Pro Forma Statement of Assets and Liabilities
December 31, 2007 (Unaudited)						Dreyfus Premier
						Limited Term
						High Yield Fund
		Dreyfus Premier	Dreyfus			Pro Forma
		Limited Term	Premier High			Combined
		High Yield Fund	Income Fund	Adjustments		(Note 1)
ASSETS:	Investments in securities, at value - See Statement of Investments
	(including securities on loan, valued at $31,802,565)
	Unaffiliated issuers	$ 270,145,953	$ 222,294,499			$ 492,440,452
	Affiliated issuers	40,324,830	3,929,000			44,253,830
	Cash denominated in foreign currencies	2,404	-			2,404
	Interest and dividends receivable	5,561,882	4,274,531			9,836,413
	Receivable for shares of Beneficial Interest subscribed	93,511	207,680			301,191
	Unrealized appreciation on forward					-
	currency exchange contracts-Note 7	79,585	-			79,585
	Unrealized appreciation on swap contracts-Note 7	23,465	-			23,465
	Prepaid expenses	-	27,887			27,887

	Total Assets	316,231,630	230,733,597			546,965,227

LIABILITIES:	Due to The Dreyfus Corporation and affiliates	272,893	242,006			514,899
	Cash overdraft due to Custodian	803,872	1,805,379			2,609,251
	Liability for securities on loan	34,274,830	-			34,274,830
	Payable for shares of Beneficial Interest redeemed	838,662	234,343			1,073,005
	Unrealized depreciation on swaps contracts-Note 7	34,684	-			34,684
	Interest payable	-	3,099			3,099
	Merger costs	-	-	100,000	(a)	100,000
	Accrued expenses	-	144,115			144,115

	Total Liabilities	36,224,941	2,428,942			38,753,883

NET ASSETS		$ 280,006,689	$ 228,304,655	$ 100,000	(a)	$ 508,211,344

REPRESENTED BY:	Paid-in capital	$ 728,352,210	$ 238,994,874			$ 967,347,084
	Accumulated undistributed investment income-net		149,851	(100,000)	(a)	49,851
	Accumulated distributions in excess of investment income - net	(169,930)	-			(169,930)
	Accumulated net realized gain (loss) on investments	(441,900,521)	(3,792,417)			(445,692,938)
	Accumulated net unrealized appreciation (depreciation)
	on investments	(6,275,070)	(7,047,653)			(13,322,723)

NET ASSETS		$ 280,006,689	$ 228,304,655	$ (100,000)	(a)	$ 508,211,344

Class A Shares (unlimited number of shares of Beneficial Interest)
Net Assets		$ 169,453,110	$ 105,504,633	$ (46,221)	(a)	$ 274,911,522
Shares outstanding		24,484,526	8,183,760	7,060,267	(b)	39,728,553
Net asset value, offering price and redemption
price per share		$ 6.92	$ 12.89			$ 6.92

Maximum offering price per share (net asset value
plus maximum sales charge)		$ 7.25	$ 13.50			$ 7.25

Class B Shares (unlimited number of shares of Beneficial Interest)
Net Assets		$ 39,891,683	$ 42,687,488	$ (18,690)	(a)	$ 82,560,481
Shares outstanding		5,758,318	3,311,251	2,847,771	(b)	11,917,340
Net asset value, offering price and redemption
price per share		$ 6.93	$ 12.89			$ 6.93

Class C Shares (unlimited number of shares of Beneficial Interest)
Net Assets		$ 53,293,757	$ 63,542,744	$ (27,832)	(a)	$ 116,808,669
Shares outstanding		7,690,927	4,939,593	4,226,809	(b)	16,857,329
Net asset value, offering price and redemption
price per share		$ 6.93	$ 12.86			$ 6.93

Class I Shares (unlimited number of shares of Beneficial Interest)
Net Assets		$ 17,368,139	$ 16,569,790	$ (7,257)	(a)	$ 33,930,672
Shares outstanding		2,508,277	1,282,547	1,110,181	(b)	4,901,005
Net asset value, offering price and redemption
price per share		$ 6.92	$ 12.91			$ 6.92

* Investments at cost
Unaffiliated issuers		$ 276,491,791	$ 229,342,152			$ 505,833,943
Affiliated issuers		40,324,830	3,929,000			44,253,830

(a) Includes expenses incurred as a result of the merger.
(b) Reflects adjustment of shares as a result of the merger.

			See notes to pro forma financial statements.

Pro Forma Statement of Operations
For the Twelve Months Ended December 31, 2007 (Unaudited)						Dreyfus Premier
						Limited Term
						High Yield Fund
		Dreyfus Premier	Dreyfus			Pro Forma
		Limited Term	Premier High			Combined
		High Yield Fund	Income Fund	Adjustments		(Note 1)

INVESTMENT INCOME:

INCOME:	Interest Income	$ 23,852,892	$ 23,429,634			$ 47,282,526
	Dividends:
	Unaffiliated issuers	320,064	440,625			760,689
	Affiliated issuers	295,890	-			295,890
	Income from securities lending	188,121	-			188,121
	Total Income	24,656,967	23,870,259			48,527,226

EXPENSES:	Management fee	2,235,292	2,133,390	(142,226)	(a)	4,226,456
	Distribution and service fees	1,467,993	856,954			2,324,947
	Shareholder servicing costs	-	950,557	(950,557)	(b)	-
	Registration fees	-	66,140	(66,140)	(b)	-
	Prospectus and shareholders' reports	-	45,500	(45,500)	(b)	-
	Professional fees	-	45,465	(45,465)	(b)	-
	Custodian fees	-	26,285	(26,285)	(b)	-
	Directors fees	20,489	25,617	(25,617)	(b)	20,489
	Loan commitment fees	-	4,655	(4,655)	(b)	-
	Interest expense	4,333	3,817			8,150
	Miscellaneous	-	51,245	(51,245)	(b)	-
	Total Expenses	3,728,107	4,209,625	(1,357,690)		6,580,042

	Less- reduction in management fee due to
	undertaking	-	(39,540)	39,540	(b)	-
	Less- Director fee reimbursed by the Manager	(20,489)				(20,489)

	Net Expenses	3,707,618	4,170,085	(1,318,150)		6,559,553
				-
INVESTMENT INCOME - NET		20,949,349	19,700,174	1,318,150		41,967,673

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

	Net realized gain (loss) on investments and foreign currency transactions	(1,113,899)	(2,070,380)			(3,184,279)
	Net realized gain (loss) on forward currency exchange contracts	(839,265)	-			(839,265)
	Net realized gain (loss) on swap transactions	(2,541,918)	-			(2,541,918)

	Net Realized Gain (Loss)	(4,495,082)	(2,070,380)			(6,565,462)

	Net unrealized appreciation (depreciation) on investments,
	foreign currency transactions, option transactions, and swap
	transactions	(11,353,579)	(21,462,300)			(32,815,879)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS		(15,848,661)	(23,532,680)			(39,381,341)

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS		$ 5,100,688	$ (3,832,506)	$ 1,318,150		$ 2,586,332

(a) This expense savings primarily results from lower asset based fees of the combined entity.
(b) This expense savings primarily results from the elimination of certain fixed expenses.

		See notes to pro forma financial statements.

Dreyfus Premier Limited Term High Yield Fund

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

At a meeting held on July 24, 2008, the Board of Trustees of The Dreyfus/Laurel Funds Trust, on behalf of Dreyfus Premier Limited Term High Yield Fund (the "Acquiring Fund"), and at a meeting held on July 25, 2008, the Board of Directors of Dreyfus Bond Funds, Inc., on behalf of the Dreyfus Premier High Income Fund (the "Fund"), each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by Fund shareholders, the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of Class A, Class B, Class C and Class I shares of the Acquiring Fund equal in value to the assets less liabilities of the Fund (the "Exchange"). The Acquiring Fund shares will then be distributed to the Fund's shareholders on a pro rata basis in liquidation of the Fund. Fund shareholders will receive shares of the corresponding class of shares of the Acquiring Fund in the Exchange.

The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Acquiring Fund and the Fund on December 31, 2007. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Fund for the twelve months ended December 31, 2007. These statements have been derived from the Fund's and the Acquiring Fund's respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-combination periods will not be restated. The fiscal year end is December 31 for the Acquiring Fund and August 31 for the Fund.

The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Acquiring Fund included or incorporated by reference in the Statement of Additional Information of which the pro forma combined financial statements form a part. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on December 31, 2007. The pro forma financial statements were prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. Following the Exchange, the Acquiring Fund will be the accounting survivor.

The funds enter into contracts that contain a variety of indemnifications. The funds' maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

NOTE 2--Portfolio Valuation:

Investments in securities (excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward currency exchange contracts) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available and are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Trustees. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates fair value. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked prices. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Investments in swap transactions are valued each business day by an independent pricing service approved by the Board of Trustees. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates.

NOTE 3--Capital Shares:

The pro forma number of shares that would be issued was calculated by dividing the net assets of the Fund's Class A, Class B, Class C and Class I shares on December 31, 2007 by the net asset value per share of Class A, Class B, Class C and Class I shares of the Acquiring Fund on December 31, 2007.

NOTE 4--Pro Forma Operating Expenses:

The accompanying pro forma statement of operations reflects changes in fund expenses as if the Exchange had taken place on January 1, 2007. The Fund will bear the costs of the Exchange.

NOTE 5--Federal Income Taxes:

Each fund has qualified as a "regulated investment company" under the Internal Revenue Code. After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

NOTE 6—Bank Line of Credit:

Dreyfus Premier High Income Fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

Dreyfus Premier Limited Term High Yield Fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

NOTE 7--Securities Transactions:

Dreyfus Premier Limited Term High Yield Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at December 31, 2007:

	Foreign
Forward Currency	Currency			Unrealized
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	Appreciation ($)
Sales:
Euro,
Expiring 03/19/2008	4,740,000	7,004,251	6,924,666	79,585

The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

The fund accrues for the interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swaps contracts in the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) on investments.

Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. For those credit default swaps in which the fund is receiving a fixed rate, the fund is providing credit protection on the underlying instrument. The maximum payouts for these contracts are limited to the notional amount of each swap. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The following summarizes open credit default swaps entered into by the fund at December 31, 2007:

Unrealized
Notional	Reference	(Pay)/Receive	Expiration	Appreciation
Amount ($)	Entity	Counterparty	Rate (%)	Date	(Depreciation) ($)
2,675,000	Owens-Brockway,
8.875%,
2/15/2009	JPMorgan	(1.95)	6/20/2010	(34,684)
2,675,000	Owens-Illinois,
7.5%, 5/15/2010	JPMorgan	2.60	6/20/2010	23,465
Total	(11,219)

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.